INVESTMENT ADVISER CODE OF ETHICS FOR
                            INVESTMENT ACCESS PERSONS

                  AMERIPRISE FINANCIAL, INC. AND ITS AFFILIATES

                                October 26, 2005

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
                        Investment Adviser Code of Ethics
                  Ameriprise Financial, Inc. and its Affiliates

                           Topic                                                                          Page
Overview
          Required Standards of Business Conduct                                                           3-5
          General Policy on Accepting Gifts                                                                 5
          Gift Policy for the Investment Department                                                         6
          Fiduciary Principles                                                                              7
Personal Trading Rules Framework
          Applicability                                                                                     8
          General Rules                                                                                   9-11
          Basis For Rules                                                                                  11
          Definitions                                                                                    12-13
Reporting Requirements for Investment Access Persons
          Security Activities Which Must Be Reported                                                       14
          How To Comply                                                                                  14-15
          Exceptions to Limited Choice                                                                     15
Additional Rules & Reporting Requirements
          Preclearance of Securities Trades                                                                16
          Exceptions                                                                                       17
          Preclearance form                                                                                18
          Reporting and Preclearance Chart                                                               19-21
          Limited Offering (Private Placement) Preclearance                                                22
          60-Day Holding Period for Mutual Funds                                                           23

          Initial Holdings Disclosure & Annual Certification                                               24
          Quarterly Reporting and Certification                                                            24
          Investment Clubs                                                                                 25
          Giving Securities                                                                                25
          Sanctions                                                                                        26
          Unusual Trading Activity                                                                         26
Incremental Restrictions and Requirements for Investment Personnel
          60-Day Holding Period                                                                          27-28
          Research Analysts: Additional Rules                                                            29-30
Incremental Portfolio Manager Restrictions
          7-Day Blackout Period                                                                            31
          Preclearance of Proprietary Mutual Funds                                                         32
Responsibilities of the Chief Compliance Officer                                                           33

Ameriprise Financial Insider Trading Policy                                                              34-40

Forms & Completion Instructions
          Initial Brokerage and Mutual Fund Account and Personal Holdings Certification                  41-43
          Brokerage Account Notification Instructions & Form                                             44-45
          Limited Choice Exception Request Form                                                            46

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                                    Overview

As a condition of your continued employment or association with Ameriprise Financial, Inc. or its affiliates ("Ameriprise Financial"), you are required to read, understand, and fully comply with this Code of Ethics. The Code of Ethics also incorporates into its terms and requirements the provisions of other important documents to which you are subject; namely, the Ameriprise Financial Code of Conduct and, for financial advisors and their employees, the Compliance Resource Guide.

It is your personal responsibility and accountability to avoid any conduct that could create a conflict, or even the appearance of a conflict, with our clients' interests, or do anything that could damage or erode the trust our clients place in Ameriprise Financial. This is the spirit of the Code of Ethics. Every person has the absolute obligation to comply with both the letter and the spirit of the Code. Failure to comply with its spirit is just as much a violation as a failure to comply with the written provisions of the Code. In this regard, you should also be aware that it is impossible for the Code of Ethics to cover every situation you may encounter. In those situations that are not specifically covered by the Code we must follow the spirit of the Code. If you are uncertain as to the appropriate course of action you should take, you should seek immediate assistance from your leader, the Chief Compliance Officer or the Office of the Ombudsperson before acting. If the Code of Ethics is silent on a particular matter, it does not authorize conduct that violates the spirit of the Code.

The Code covers not only the activities you perform on a day-to-day basis, but also your personal securities transactions as well as those of certain of your family members and entities (such as corporations, trusts, or partnerships) that you may be deemed to control or influence.

Appropriate sanctions will be imposed for violations of the Code of Ethics. Sanctions may include bans on personal trading, financial penalties, disgorgement of trading profits, suspension of employment, and/or termination of employment or association with Ameriprise Financial. Repeat violations of the Code will result in progressively stronger sanctions. Self-reporting a violation of the Code will be considered in determining the appropriate sanction for the violation.

This Code will be provided to all individuals who are subject to its terms. After you receive and review the Code you must certify that you have received, read and understand the document and agree that you are subject to it and will comply with it. You will also be required to provide similar certifications when the Code is amended. On an annual basis you will also be asked to provide a re-certification and represent that you have complied with the Code during the past year. The initial certification form is attached.

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Required Standards of Business Conduct

Under this Code of Ethics all supervised persons of Ameriprise Financial must comply with Ameriprise Financial's standards of business conduct. These standards are the following:

     o Compliance with all applicable laws and regulations, including the federal securities laws and our fiduciary obligations;

     o    Compliance with this Code of Ethics;

     o    Compliance with the Ameriprise Financial Code of Conduct;

     o Compliance with all other policies and procedures applicable to your position and assigned responsibilities;

     o Financial advisors and their employees must also comply with the Compliance Resource Guide.

     o Members of the Investment Department and others who receive written notice from the Chief Compliance Officer must also comply with the Gift Policy for the Investment Department. See page 6.

These standards apply to all individuals, at all levels of the organization. Compliance with applicable laws and regulations is mandatory for everyone and is not subject to business priorities or individual discretion. If at any time you have a question about the legality of a course of action you should consult with the General Counsel's Office before proceeding.

The Investment Advisers Act of 1940 imposes a fiduciary duty on an investment adviser to act in utmost good faith with respect to its clients, and to provide full and fair disclosure of all material facts, particularly where the adviser's interests may conflict with the client's. The Adviser has a duty to deal fairly and act in the best interests of its clients at all times.

All employees of Ameriprise Financial must comply with the Ameriprise Financial Code of Conduct. The Code of Conduct deals with issues covering, among other things, the acceptance of gifts, service on the boards of public companies and other outside activities. For specific guidance on these and other topics that may not be specifically covered by the Code of Ethics you should refer to the Code of Conduct and the Compliance Resource Guide.

All financial advisors associated with Ameriprise Financial must comply with the Compliance Resource Guide. Besides referring to the Code of Ethics and the Code of Conduct, you should also refer to the Compliance Resource Guide for guidance in a particular situation. The provisions of the Code of Ethics and the Compliance Resource Guide should not conflict. In the event the provisions of the Code of Ethics or the Compliance Resource Guide conflict or appear to conflict with those contained in the Code of Conduct you should follow the guidance contained in the Code of Ethics or Compliance Resource Guide. If at any time you feel there is ambiguity as to what the appropriate course of action should be in a particular situation you should immediately seek assistance from the General Counsel's Office or the Compliance Department before you act.

You are also subject to compliance policies and procedures and other policies and procedures adopted by the organization. You are responsible for being familiar with and complying with these policies and procedures. If you are uncertain as to these additional policies and procedures to which you are subject, you should speak with your leader.

As described in greater detail below, the Code of Ethics also addresses personal securities trading activities in an effort to detect and prevent illegal or improper transactions.

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Under this Code of Ethics you have a duty to promptly report any violation or apparent violation of the Code of Ethics (including the Code of Conduct and Compliance Resource Guide) to the Chief Compliance Officer. You can also report violations or possible violations to the Office of the Ombudsperson. This duty exists whether the violation or apparent violation is yours or that of another employee or associated person of Ameriprise Financial. All such reports will be treated confidentially to the extent permitted by law and will be investigated promptly and appropriately. Ameriprise Financial prohibits retaliation against individuals who report violations or apparent violations of the Code in good faith and will treat any such retaliation as a further violation of the Code. However, it must be understood that employees or associated persons of Ameriprise Financial who violate the Code are subject to sanctions for the violation even if they report the violation.

General Policy on Accepting Gifts

Instances may arise where a person or organization offers you a gift. When being offered a gift, the Ameriprise Financial Code of Conduct should serve as your primary guide to determining whether or not a gift is acceptable. The Code of Conduct states: " You may accept entertainment, token gifts or favors only when the value involved is not significant and clearly will not place you under any real or perceived obligation to the donor." See section on Gifts in the Code of Conduct.

When receiving a gift, it is imperative to avoid even the appearance of a conflict of interest, regardless of the value of the gift. Sometimes a situation may be unclear. If you are unsure whether to accept a gift, talk with your leader. If your leader is unsure, or feels an exception should be made, s/he should contact the Compliance Department for guidance. Above all, the decision should comply with the spirit of the Code of Conduct and this Code of Ethics.

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Gift Policy for the Investment Department

The following additional policy applies to all members of the Investment Department, as well as to others who receive written notice from the Chief Compliance Officer that it applies to them.

Gifts and Limits:

Acceptable gifts have been divided into two broad categories defined below:

1. Tangible items and events not attended by the gift giver:

These are generally either physical objects, e.g., tote bag, golf balls, fruit basket, etc., or a function not attended with the gift giver, e.g., free tickets to a sporting event. The acceptable dollar limits are outlined below:

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----------------------------------------------------------------- ----------------------------------------------------------
                       Retail value of gift                                            Action required
----------------------------------------------------------------- ----------------------------------------------------------
                            $0 to $50*                                                       none
----------------------------------------------------------------- ----------------------------------------------------------
                           $50 to $100*                                approval from your leader and your Business Unit
                                                                      Compliance Officer (BUCO) or your BUCO's designee
----------------------------------------------------------------- ----------------------------------------------------------

     * the maximum allowed is $100, which is also the annual limit for multiple gifts from a single gift giver

Approval from your leader and BUCO (or your BUCO's designee) must be written, and must be obtained before accepting the gift.

2. Events attended with the gift giver:

These generally are business functions or social activities that include access to the events for the purpose of conducting business, networking, and/or providing personal enjoyment where you attend with the gift giver. The acceptable dollar limit is outlined below:

                       Retail value of gift                                            Action required
----------------------------------------------------------------- ----------------------------------------------------------
                            $0 to $150*                                                      none
----------------------------------------------------------------- ----------------------------------------------------------
                           $150 to $400*                               approval from your leader and your BUCO or your
                                                                                       BUCO's designee
----------------------------------------------------------------- ----------------------------------------------------------

     * the maximum allowed is $400, which is also the annual limit for multiple gifts from a single gift giver

Approval must be written, and should be obtained before the event occurs. If it is not reasonable to get approval from your leader before the activity, inform him/her as soon as possible. You always must obtain approval from your BUCO or your BUCO's designee.

Examples of acceptable events could include sporting events, such as golf outings sponsored by a broker; or theatrical performances, musical performances or dining, such as a theater show and dinner reception for research analysts.

Unacceptable gifts include such things as cash, gift cheques, gift certificates, spending cards, airfare, and lodging. These cash and "cash-equivalent" items should not be accepted. In addition, no types of gifts should be solicited.

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Fiduciary Principles

The following general fiduciary principles shall govern your activities and the interpretation and administration of these rules:

          o The interests of our advised and sub-advised account clients (including Mutual Fund shareholders) must be placed first at all times.

          o All personal trading transactions must be conducted consistent with the rules contained in this Code and in such a manner as to avoid any actual or potential conflict of interest or any abuse of an individual's position of trust and responsibility.

          o You should never use your position with the company, or information acquired during your employment, in your personal trading in a manner that may create a conflict - or the appearance of a conflict - between your personal interests and the interest of the company or its customers and clients. If such a conflict or potential conflict arises, you must report it immediately to Personal Trade Compliance.

          o Company personnel should not take inappropriate advantage of their positions.

In connection with providing investment management services to clients, this includes prohibiting any activity which directly or indirectly:

     o    Defrauds a client in any manner;

     o    Misleads a client, including any statement that omits material facts;

     o    Operates or would operate as a fraud or deceit on a client;

     o    Functions as a manipulative practice with respect to a client; and

     o    Functions as a manipulative practice with respect to securities.

These rules do not identify all possible conflicts of interest, and literal compliance with each of the specific provisions of this Code of Ethics will not shield company personnel from liability for personal trading or other conduct that is designed to circumvent its restrictions or violates a fiduciary duty to our clients.

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                        Personal Trading Rules Framework

Applicability

These rules apply to securities trading in which you have a beneficial ownership. Beneficial ownership includes accounts held in the name of any of the following individuals:

o    You

o    Your spouse/partner

o    Financially dependent members of your household

In addition, these rules apply to the following types of accounts if any of the individuals listed above:

o    Is a trustee or custodian for an account (e.g., for a child or parent)

o Exercises discretion over an account via a power of attorney arrangement or as an executor of an estate after death

o    Owns an IRA

o    Participates in an investment club

o Has another arrangement where they give advice and also have a direct or indirect ownership.

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General Rules

These general rules, along with the procedures contained in the rest of this document, must always be followed:

    1. No use of inside information (refer to "Ameriprise Financial Insider Trading Policy" on page 34).

    2. No front-running. This involves an individual taking advantage of non-public information about imminent trading activity in our Mutual Funds or other advised accounts by trading in a security before the fund or advised account does. You are not allowed to trade in a particular security ahead of, or at the same time as, your clients' accounts.

    3. No misuse of material non-public information relating to Mutual Funds, including information relating to portfolio holdings or pricing.

    4. No Access Person shall divulge to any person any client holdings, any recommendation made to a client, or any contemplated or completed securities transactions or trading strategies of a client, except as required in the performance of his or her duties and only to the extent such other person has a need to know such information to perform his or her duties. Disclosures of any past, current or contemplated client holdings must be consistent with the Portfolio Holdings Disclosure policy.

    5. No market timing (short-term trading) in shares of Mutual Funds. This prohibition applies across all accounts in which you have a beneficial interest (so that you cannot buy shares of a Mutual Fund in one account and sell them from another account in market timing transactions), including the Ameriprise Financial 401(k) Plan and Mutual Funds underlying a variable annuity and variable life insurance contracts.

          This prohibition also applies to investments through pooled investment vehicles, such as hedge funds, that may engage in market timing. You are responsible for ensuring that no pooled investment vehicle in which you invest engages in market timing.

          If you invest in a hedge fund whose offering document does not state whether the hedge fund engages in market timing of Mutual Funds, you should obtain written assurance from the hedge fund that it does not engage in market timing of Mutual Funds.

    6. No purchasing of initial public offerings (this includes secondary issues of equity or fixed income)

    7. No preferential treatment from other brokerage firms due to the purchaser's employment by or association with Ameriprise Financial.

    8.   No direct trades with broker/dealers' trading desks.

    9.   No non-retail relationships with broker/dealers.

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   10.   No use of Ameriprise Financial's name (or the name of any of its subsidiaries) to obtain a better price from a broker who is a market maker in the security being traded.

   11. No speculative trading of Ameriprise Financial stock, which is characterized by transactions in "put" or "call" options, or short sales or similar derivative transactions. Ameriprise Financial discourages short-term trading in its own stock. (You are allowed to exercise any Ameriprise Financial stock options you have received as a result of your employment with the Company. Members of the Executive Leadership Team, however, must preclear these trades through the Corporate Secretary's office.)

   12. No stopping stock. This is defined as a guarantee by a specialist that an order placed by a Floor Broker will be executed at the best bid or offer price then in the Specialist's book unless it can be executed at a better price within a specified period of time.

   13. If the company's managed or owned accounts are active in a given security, no use of that security to meet margin calls if cash or other securities are available to meet the call.

   14. If you decide what security to sell to meet a margin call you must request preclearance for that security.

   15. All traders, trading assistants, fixed income sector team leaders and sector team managers who trade in OTC securities must trade through Ameriprise Financial Brokerage.

   16. No trading of brokerage firm stocks by all traders and trading assistants, fixed income sector team leaders and sector team managers.

   17.   There is a 60-day holding period for Mutual Funds as described on page
         23.

   18. An Access Person shall use his or her best judgment in giving investment advice to clients and shall not take into consideration his or her personal financial situation or interests in doing so.

   19. When engaging in a personal securities transaction, an Access Person shall always place the interests of clients first and avoid any actual or potential conflict of interest or abuse of his or her position.

   20. Required forms must be filled out completely, accurately and on a timely basis. This includes quarter end reports. Violations of the Code, including late filing of periodic reports will be reported to Senior Management and the RiverSource Investments, LLC Funds Board of Directors.

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Important:

     o Obligation to Report Violations: Any person who discovers that he or she or another person has violated or apparently violated these general rules or other provisions of this Code must promptly report the matter to the Chief Compliance Officer.

     o Personal Trading Records Subject To Review By Regulators: The SEC and the NASD have the authority to review individuals' personal trading records. It is not unusual in the course of regulatory exams for the examiners to interview individuals about their trading activity or violations of the Code of Ethics.

     o Even if you receive preclearance, you cannot be ensured that you have not violated the Code.

     o The Compliance Department has the authority to review records and request additional information.

     o The privacy of your reported information is extremely important and will be held in the utmost confidence but is subject to review and action by appropriate personnel such as Personal Trade Compliance personnel.

Basis for Rules

The rules and procedures that apply to personal trading for Investment Access Persons are derived from:

         Securities and investment laws

               o    Securities Act of 1933

               o    Securities Exchange Act of 1934

               o    Investment Company Act of 1940

               o    Investment Advisers Act of 1940

               o    Insider Trading and Securities Fraud Enforcement Act of 1988

               Rules, regulations and corporate policies

               o    Securities and Exchange Commission (SEC)

               o    National Association of Securities Dealers (NASD)

               o    Ameriprise Financial Insider Trading Policy

               o    Ameriprise Financial Code of Conduct

               Investment Company Institute (ICI) Guidelines to Industry on Personal Investing

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Definitions

This Investment Adviser Code of Ethics for Investment Access Persons applies to three groups of personnel. Each successive group is a subset of the previous group, and is subject to incrementally restrictive procedures. Therefore:
Investment Personnel are subject to all Investment Access Person rules, plus the additional specified rules. Portfolio Managers are subject to Investment Personnel and Investment Access Person rules, plus additional specified rules.

Access Persons: supervised persons and other persons who are employees or associated persons of Ameriprise Financial, who have access to nonpublic information regarding clients' purchase or sale of securities or non public information regarding the portfolio holdings of Proprietary Funds, are involved in making securities recommendations to clients, or who have access to recommendations that are nonpublic.

      Retail Access Persons: Access Persons who have access only to Ameriprise Financial retail client information.

      Investment Access Persons: Access Persons who have access to Ameriprise Financial / RiverSource institutional client information. Investment Access Persons are also subject to rule 17j-1 under the Investment Company Act of 1940. These individuals meet one or more of the following criteria:

      1. Have access to information regarding impending purchases or sales of portfolio securities for any account owned or managed.

      2.    Obtain such information within 10 days after the trade.

      3. Have access to information on the holdings of Mutual Funds advised by or sub-advised by Ameriprise Financial / RiverSource within 30 days of the date of the holdings.

      4. Have access to the Investment Department's investment research and recommendations.

      5. Work in the Investment Department or Asset Management Group, including but not limited to the following locations, Minneapolis, Boston, Cambridge, San Diego, Los Angeles, New York, New Jersey, and London (excluding Threadneedle employees*).

      6.    Participate in the investment decision-making process.

      7. Have a specific role which compels Investment Access Person status, for example:

            - serving as a Board member of an Ameriprise Financial / RiverSource investment company

            - providing direct, ongoing audit, compliance, or legal support to money management businesses.

            *Threadneedle personnel are subject to a separate investment adviser code of ethics and are not subject to this one.

      Investment Personnel are research analysts, traders and portfolio managers, fixed income sector team leaders or sector team managers, Vice Presidents of investment administration, Senior Vice President - Fixed Income and the Chief Investment Officer.

      Portfolio Managers are individuals with direct responsibility and authority over investment decisions affecting any account owned or managed. This includes associate portfolio managers.

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Limited Offerings (Private Placements): A Limited Offering is an offering of securities exempt from registration due to exemptions for the size of offering and the number of purchasers as defined under the Securities Act of 1933 pursuant to section 4(2) or section 4(6) (14 U.S.C. 77d(2) or 77d(6) or pursuant to Rule 504, 505 or 506 of Regulation D under the Securities Act of 1933. Limited Offerings include Private Placements. You are not allowed to invest in Limited Offerings (Private Placements) without preclearance - see page 22.

Supervised Person: any partner, officer, director (or other person occupying a similar status or performing similar functions), or an employee of an investment adviser, or other person who provides investment advice on behalf of the investment adviser and is subject to the supervision and control of the investment adviser.

Mutual Funds: U.S. registered open-end investment companies the shares of which are redeemable on any business day at the net asset value, including Mutual Funds that underlie variable annuity and variable life insurance contracts.

Proprietary Funds: investment companies that are registered with the SEC and for which Ameriprise Financial / RiverSource serves as an investment adviser.

Non-proprietary Funds: investment companies that are registered with the SEC and are not Proprietary Funds.

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              Reporting Requirements for Investment Access Persons

Securities Activities Which Must Be Reported

All personal securities trading activities (i.e., stocks, options, bonds, Mutual Fund shares, etc.), whether bought or sold, must be reported, with the exception of such things as money market mutual funds and certificates of deposit. See "How to Comply" section below for more information. A chart indicating which transactions must be reported is located on pages 19-21. You must report activity involving securities trading in which you have a beneficial ownership. This includes accounts held in the name of any of the following individuals:

o    You

o    Your spouse/partner

o    Financially dependent members of your household

In addition, these rules apply to the following types of accounts if any of the individuals listed above:

o    Is a trustee or custodian for an account (e.g., for a child or parent)

o Exercises discretion over an account via a power of attorney arrangement or as an executor of an estate after death

o    Owns an IRA

o    Participates in an investment club

o Has another arrangement where you give advice and also have a direct or indirect ownership.

Failure to disclose all brokerage and Mutual Fund accounts is a violation of the Code and may result in a sanction, which includes possible termination.

How To Comply

Unless you have an exception approved by Personal Trade Compliance, your personal trading must be conducted through one of three brokers - Ameriprise Financial Brokerage, Schwab, or Merrill Lynch.

You must report any new accounts opened by immediately completing the following steps:

o Complete the Brokerage Account Notification Form on page 45 and return it to Personal Trading, H26/1880. Failure to properly carry out this notification process may result in a sanction.

o Notify your broker of your association with Ameriprise Financial. You are responsible for notifying your broker that you work for Ameriprise Financial, a broker/dealer, and ensuring that Personal Trade Compliance is provided with duplicate statements and confirmations for your account(s).

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What types of investments must be transferred to or held at one of the limited choice firms?

o Stocks -- common (including Ameriprise Financial), preferred, convertible preferred, short sales, rights or warrants

o    Corporate bonds (including convertible and foreign)

o    State and local municipal bonds

o    Derivatives, including futures, options and index securities

o    Limited partnerships (if purchased through a brokerage account)

o Unit Investment Trusts (UITs), American Depository Receipts (ADRs) and Real Estate Investment Trusts (REITs), Exchange Traded Funds and closed-end funds.

o Managed or wrap accounts in which individual securities are held and the investor has the ability to exercise trading discretion

o Proprietary Funds must be held through Ameriprise Financial Brokerage, Ameriprise Financial 401(k) Plan, "at fund" (directly with the Mutual
     Fund), or underlying a variable annuity or variable life insurance contract from IDS Life Insurance Company or another affiliate of Ameriprise Financial.

What investments are not subject to this limited choice policy?

Some investments are not subject to this policy, and therefore, do not need to be transferred. You may continue to hold the following investments in brokerage accounts at other firms:

o    Non-proprietary Funds

o    Annuities

o Certificates of Deposit, savings certificates, checking and savings accounts and money market accounts

o    Commercial paper

o    Dividend reinvestment plans

o    Employer sponsored incentive savings plans

o US Government bonds (U.S. Treasury notes, bills, bonds, STRIPS, savings bonds)

o    Church bonds

o Limited Offerings / Private Placements (These transactions require specific preclearance-see page 22)

o    Managed or wrap accounts that do not include individual securities

Exceptions to Limited Choice

Exceptions to the limited choice policy of conducting personal trading through one of the three authorized brokers - Ameriprise Financial Brokerage, Schwab, or Merrill Lynch - will be rare. If you believe your situation warrants an exception, print and complete the Exception Request Form found on page 46.

If you are granted an exception you are responsible for ensuring that Personal Trade Compliance receives duplicate confirmations and statements.

An exception to the limited choice policy does not eliminate the need to comply with the rest of this Investment Adviser Code of Ethics.

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                    Additional Rules & Reporting Requirements

Preclearance of Security Trades

You must obtain prior approval - known as preclearance - when trading in any of the investment vehicles indicated on the "Securities Reporting and Preclearance Chart" (see pages 19-21). When requesting preclearance, you must follow these procedures:

Requesting preclearance - On the day you intend to purchase or sell a security requiring preclearance, complete Section A of the Preclearance Form (see form on page 18) and fax it to the equity trading desk on H17 at (612) 671-5101 between 8 AM and 3 PM. Central Time.

Approval process - Before approving the transaction, the trading desk will verify that there are no managed or owned accounts trading in the security. For example, the trading desk verifies there is no same day or opposite way/previous day trading in that security. The trade desk will complete Section B of the preclearance form and fax it back to you. Preclearance is only effective for the day it is given.

After Hours Trading (On-line) - When trading through an on line account you have until midnight the day you are granted preclearance to enter your trade. When routing your preclearance form to Personal Trade Compliance, please attach a copy of your electronic confirmation from your broker showing that the trade was entered on the day preclearance was given. The trade then needs to be executed no later than the next business day. We will not consider the trade in good form unless both documents are submitted.

Execution of your trade - Complete Section C of the preclearance form upon execution of the trade and route it to Personal Trade Compliance immediately. The entire approval section must be complete in order for the preclearance form to be accepted in good order. If any portion of the form is incomplete, it may result in a preclearance violation. Even if the trade is not executed, you are still required to send the form to Personal Trade Compliance.

Local approval process necessary for individuals in the Los Angeles office - An additional level of preclearance approval is required in Los Angeles before executing a trade because of unique considerations with the CDO/CLO business. See your local Compliance Officer for more information.

Offices Using Team Management Approach
For a special rule applying to all employees in the satellite offices using a team-based management approach, see page 30 under "Offices Using Team Management Approach".

Exceptions

Exceptions may be granted if the individual has tried to preclear a trade at least three times in any five consecutive day period. In order to be granted this exception, you must request approval by sending your request via Lotus Notes addressed to: Personal Trading. Provide a written explanation of the circumstances, including:

o        The type of trade

o        The name of the security

o        The number of shares

o        Your position, such as trader, analyst, portfolio manager, other.

o        The three most recent dates you have tried to preclear

You will receive a written response to your request within 24 hours.

If you receive an exception, the exception is only for the preclearance portion of your trade. You are still responsible for ensuring compliance with the other rules in this Investment Adviser Code of Ethics, including the 60-day holding period and the 7-day black out period rules as they apply to you.

                    Request for Personal Trading Preclearance

A. Request for Trade Approval (completed by employee):

Employee's                          First                              Middle
Last Name: ___________________      Name: _______________________      Initial:  ______

Extension: ____________________     Fax Number:      ______________________________

Brokerage Firm:                                                             Approved
|_|  AMP Brokerage         |_|  Merrill Lynch        |_|  Schwab       |_|  Exception: ____________
                                                                                (specify firm name)
Account Number: ___________________________

Type of Trade:             |_|  Buy                  |_|  Sell         |_|  Short Sale

Ticker:__________________

B. Trade Authorization (completed by trade desk - H17)

Equity/option authorized?                   |_|  Yes          |_|  No
Equity/option traded same day?              |_|  Yes          |_|  No
Equity traded previous day opposite way?    |_|  Yes          |_|  No
Option traded previous day opposite way?    |_|  Yes          |_|  No

Request Approved?              |_|  Yes              |_|  No

     Approved by: ______________________    Date/Time (EST): ______________________

                                            Log Number:  __________________________

C. Trade Execution (completed by employee)

|_| Trade Executed                                        |_| Trade Not Executed

Quantity:  ___________                 Price: ___________

                     Three Step Preclearance Request Process

     1. EMPLOYEE: Complete Section A - Request for Trade Approval and fax Request for Personal Trading Preclearance to the Equity Trade Desk at
          (612) 671-5101 between 8 AM and 3 PM Central Standard Time.

     2. EQUITY TRADE DESK: Complete Section B - Trade Authorization and fax Request for Personal Trading Preclearance back to employee.

     3. EMPLOYEE: Complete Section C - Trade Execution and fax (612) 678-0150 or route (H26/1880) a copy of the completed Request for Personal Trading Preclearance to the Personal Trade Team immediately, regardless of whether or not the trade is executed.

    Please refer to pages 16-17 of the Investment Adviser Code of Ethics for Investment Access Persons for questions regarding preclearance requirements.

               Securities Reporting for Investment Access Persons

                                                 -----------------------------------------------------------------------------
This chart indicates which securities must be      Is reporting required for             Is Preclearance Required?
disclosed with your initial and annual                these transactions?
certification.
------------------------------------------------------------------------------------------------------------------------------
American Depository Receipts/Shares/Units                     Yes              Yes (against underlying security and ADR/ADU)
(ADRs/ADSs/ADUs)
------------------------------------------------------------------------------------------------------------------------------
Annuities - Fixed                                             No                                     No
(other than market value adjusted annuities)
------------------------------------------------------------------------------------------------------------------------------
Annuities - Variable and market value adjusted                Yes                                    No
annuities                                                                      Except for portfolio managers, fixed income
                                                                               sector team leaders or sector team managers,
                                                                                  Senior Vice President of Fixed Income
                                                                                Investments and Chief Investment Officer.
                                                                                               (see page 32)
------------------------------------------------------------------------------------------------------------------------------
American Express Stock                                        Yes                                   Yes
------------------------------------------------------------------------------------------------------------------------------
(Options on) American Express Stock (i.e., puts   Ban has been lifted due to        Ban has been lifted due to spin off
and calls)                                                 spin off
------------------------------------------------------------------------------------------------------------------------------
American Express stock options (obtained as a                 Yes                                   Yes
part of an incentive plan)
------------------------------------------------------------------------------------------------------------------------------
Ameriprise Financial Stock *                                  Yes                                    No
                                                                                  Except Executive Leadership Team need to
                                                                                  preclear with the Corporate Secretary's
                                                                                                  office.
------------------------------------------------------------------------------------------------------------------------------
(Options on) Ameriprise Financial Stock (i.e.,            Prohibited                             Prohibited
puts and calls)*
------------------------------------------------------------------------------------------------------------------------------
Ameriprise Financial stock options (obtained as               Yes                                    No
a part of an incentive plan)*                                                     Except Executive Leadership Team need to
                                                                               preclear with the Corporate Secretary's office
------------------------------------------------------------------------------------------------------------------------------
Bonds and other debt instruments:  corporate                  Yes                                    No
------------------------------------------------------------------------------------------------------------------------------
Bonds and other debt instruments:  convertible                Yes                   Yes (against both underlying stock &
                                                                                             convertible debt)
------------------------------------------------------------------------------------------------------------------------------
Bonds and other direct debt instruments of the                No                                     No
U.S. Government:  (e.g. Treasury notes, bills,
bonds or STRIPS)
------------------------------------------------------------------------------------------------------------------------------
Bonds and other debt instruments:  U.S.                       Yes                                    No
Guaranteed or of federally sponsored
enterprises (FHLMC, FNMA, GNMA, etc.)
------------------------------------------------------------------------------------------------------------------------------
Bonds and other debt instruments:  Municipal                  Yes                                    No
------------------------------------------------------------------------------------------------------------------------------
Bonds and other debt instruments:  Church                     Yes                                    No
------------------------------------------------------------------------------------------------------------------------------
Bonds and other debt instruments:  closely held               Yes                                    No
------------------------------------------------------------------------------------------------------------------------------
Bank certificates of deposit, Savings                         No                                     No
Certificates, checking and savings accounts and
money market accounts. bankers' acceptances,
commercial paper and high quality short-term
debt instruments, including repurchase
agreements.
------------------------------------------------------------------------------------------------------------------------------
Closed-end funds: including registered fund of                Yes                                   Yes
hedge funds
------------------------------------------------------------------------------------------------------------------------------

                                                 -----------------------------------------------------------------------------
This chart indicates which securities must be      Is reporting required for             Is Preclearance Required?
disclosed with your initial and annual                these transactions?
certification.
------------------------------------------------------------------------------------------------------------------------------
Derivatives (DECS, ELKS, PRIDES, etc.)                        Yes                   Yes (against both underlying stock &
                                                                                                derivative)
------------------------------------------------------------------------------------------------------------------------------
Futures:  commodity, currency, financial, or                  Yes                                    No
stock index
------------------------------------------------------------------------------------------------------------------------------
Index Securities  -  (S&P 500, SPDRS/SPY,                     Yes                                   Yes
Diamonds/DIA, Cubes/QQQ, etc., Exchange Traded                                    (except broadly based Index securities,
Funds,  Holders Trusts                                                                  defined as 20 or more names)
------------------------------------------------------------------------------------------------------------------------------
Life Insurance (variable)                                     Yes                                    No
                                                                               Except for portfolio managers, fixed income
                                                                               sector team leaders or sector team managers,
                                                                               Senior Vice President of Fixed Income
                                                                               Investments and Chief Investment Officer.
                                                                                                (see page 32)
------------------------------------------------------------------------------------------------------------------------------
Limited Offerings / Private Placements - Equity     Yes - on quarterly form                         Yes
and Fixed Income
------------------------------------------------------------------------------------------------------------------------------
Limited Partnerships                                          Yes                                   Yes
------------------------------------------------------------------------------------------------------------------------------
Limit order                                                   Yes                          Yes, must renew daily
------------------------------------------------------------------------------------------------------------------------------
Managed or wrap accounts:

o    If individual securities held and                        Yes                                   Yes
     investor has ability to exercise trading
     discretion                                               Yes                                    No

o    If individual securities held and
     investor does not have ability to exercise
     trading discretion                                       Yes                                    No

o    If individual securities not held
------------------------------------------------------------------------------------------------------------------------------
Mutual Funds (other than money market mutual                  Yes                                    No
funds)                                                                         Except for portfolio managers, fixed income
                                                                              sector team leaders or sector team managers,
                                                                                  Senior Vice President of Fixed Income
                                                                                  Investments and Chief Investment Officer.
                                                                                                (see page 32)
------------------------------------------------------------------------------------------------------------------------------
Money market mutual funds                                     No                                     No
------------------------------------------------------------------------------------------------------------------------------
Options on stocks                                             Yes               Yes (except to close position in the last 5
                                                                                      business days before expiration)
------------------------------------------------------------------------------------------------------------------------------
Options:  exercise of option to buy or sell                   Yes                                    No
underlying stock
------------------------------------------------------------------------------------------------------------------------------
Options on futures and indices (currency,                     Yes                                   Yes
financial, or stock index)
------------------------------------------------------------------------------------------------------------------------------
REITS (Real Estate Investment Trusts)                         Yes                                   Yes
------------------------------------------------------------------------------------------------------------------------------
Stocks:  common or preferred (you do not need                 Yes                                   Yes
to report Dividend Reinvestment Plans - DRIPS
unless you are a grade 45 or above)
------------------------------------------------------------------------------------------------------------------------------
Stocks:  convertible preferred                                Yes                Yes (both underlying stock and convertible
                                                                                                 preferred)
------------------------------------------------------------------------------------------------------------------------------
Stocks:  short sales  (short sales prohibited                 Yes                                   Yes
on Ameriprise Financial stock)
------------------------------------------------------------------------------------------------------------------------------
Stocks (owned) - exchanges, swaps, mergers,                   Yes                                    No
tender offers
------------------------------------------------------------------------------------------------------------------------------

                                                 -----------------------------------------------------------------------------
This chart indicates which securities must be      Is reporting required for             Is Preclearance Required?
disclosed with your initial and annual                these transactions?
certification.
------------------------------------------------------------------------------------------------------------------------------
Stocks - public offerings (initial OR secondary)          Prohibited                             Prohibited
------------------------------------------------------------------------------------------------------------------------------
Stocks - Rights or warrants acquired separately               Yes                                   Yes
------------------------------------------------------------------------------------------------------------------------------
Unit Investment Trusts (UITs)                                 Yes                                    No
------------------------------------------------------------------------------------------------------------------------------

* Incentive awards of Ameriprise Financial stock options, restricted stock and portfolio grants and the sale through Ameriprise Financial of a part of these shares to cover taxes at the time of vesting or exercise are subject to reporting. In addition, other holdings, purchases and sales of Ameriprise Financial stock are required to be reported.

Special note for 401(k)'s: reporting is required for any 401(k) or an employer sponsored incentive savings plan held by the Access Person. For any 401(k) held by a spouse who is not also an Access Person, reporting is only required on Ameriprise Financial / RiverSource Proprietary Fund holdings or any other reportable security indicated above. In other words, an Access Person does not need to report Non-proprietary Funds held in a spouse's 401(k) plan.

Special note for automatic investment plans: you do not need to report transactions that are made as part of a regular periodic purchase (or withdrawal). For example: payroll deduction, bank authorizations etc.

Limited Offerings (Private Placement) Preclearance - Equity and Fixed Income

All Access Persons need to obtain approval to invest in any Limited Offerings (private placements), i.e., a security not offered to the public. Approvals must be obtained in writing from your immediate leader, the Chief Investment Officer
(CIO), and Personal Trade Compliance prior to investing.

How to obtain approval - Write an explanation of the investment and submit the request to your leader. Included in the request should be an explanation of:

o       the nature of the investment

o       how you were solicited

o       approximate dollar amount you are planning to invest

o whether or not the opportunity was being offered to any of Ameriprise Financial / RiverSource's managed accounts

o whether the security is likely to be purchased by an Ameriprise Financial / RiverSource managed account in the future.

In considering whether to make a request, consider whether your investment might create a conflict with a business interest of Ameriprise Financial. See the Ameriprise Financial Code of Conduct and the Compliance Resource Guide.

How Limited Offerings/private placements are approved - Your leader will approve or reject your request, and return the request to you. If approval is granted, send the request to the CIO for approval. If the CIO grants approval, send the request via lotus notes to "Private Placement Preclearance". You cannot enter into the proposed transaction without approval from Personal Trade Compliance.

Personal Trade Compliance will respond to you requesting any additional information or further documentation needed to make a decision. Upon receipt of all necessary documentation, Personal Trade Compliance will then confirm in writing whether you can invest. If your investment is approved, you must report the investment on the quarterly reporting form, which will be provided to you.

If you have questions about how the private placement approval process applies to a transaction you are considering, please contact us by sending a lotus note to "Personal Trading" or call us at 612-671-5196 before you invest.

60-Day Holding Period for Mutual Funds

No Access Person may sell shares of a Mutual Fund (including Proprietary Mutual Funds and Non-Proprietary Mutual Funds) held for less than 60 calendar days.

You must wait until calendar day 61 (Trade date + 60) to sell or redeem all or part of your position. This prohibition applies across all accounts in which you have a beneficial interest (so that you cannot buy shares of a Mutual Fund in one account and sell them from another account within 60 days, unless the transactions fall within the exceptions set forth below). When calculating the 60-day holding period, you must use the last-in, first-out (LIFO) method. We use LIFO for two main reasons:

o the purpose of the rule is to discourage market timing. A first-in, first-out (FIFO) or specific identification method could enable short-term trading.

o application of a method other than LIFO could be very cumbersome and time-consuming.

Exceptions

The Firm grants four exceptions to this rule:

     o Money Market Funds - investments in money market funds are not subject to the 60-day holding period.

     o Automatic Investment and Withdrawal Programs - automatic investment and withdrawal programs such as payroll deduction programs are not subject to the 60-day holding period

     o Dividend Reinvestments - purchases of shares of a Mutual Fund through the reinvestment of dividends or capital gain distributions on such fund are not subject to the 60-day holding period.

     o ERISA Accounts - shares of a Mutual Fund held through an ERISA account, such as a 401(k) account, are not subject to the 60-day holding period. Note, however, that the prohibition on market timing of Mutual Funds continues to apply to such accounts.

     o Death of Account Owner - sales by the estate of a deceased account owner, or by the beneficiary of a transfer-on-death (TOD) or similar account, of shares of a Mutual Fund purchased by the owner before the owner's death are not subject to the 60-day holding period. If the shares are held in an account with a broker or Mutual Fund that requires transfer of the shares from an account in the name of the deceased to an account in the name of the estate or the beneficiary before sale of the shares by the estate or beneficiary, the transfer and sale of the shares are not subject to the 60-day holding period.

     o Special Exceptions - The Personal Trade Committee may grant exceptions as a result of death, disability, significant market downturn or other special circumstances (such as periodic rebalancing). To request a special exception, send a written request or Lotus note to Personal Trading. Your request will not be approved unless the Personal Trade Committee determines that, under the circumstances, the requested exception is consistent with the best interests of the Firm and the shareholders of the Mutual Fund.

     If you have questions about the 60-day holding period, please contact us by sending a Lotus note to Personal Trading or call us at x15196 before you execute.

     None of these exceptions allow you to engage in market timing of Mutual Funds.

Failure to completely and accurately disclose brokerage & Mutual Fund accounts, holdings and quarterly non-brokerage activity by the time frames specified by Personal Trade Compliance is a violation of the Code and may result in a sanction, which includes possible termination.

Initial Holdings Disclosure

New Access Persons must disclose certain securities holdings in which they have a beneficial interest. All new Access Persons will receive a copy of the Code of Ethics that applies to them and that includes an Account Certification and Holdings Disclosure form. This document must be returned to Personal Trade Compliance H26/1880 within 10 days. An example of this form is located on pages 42-43.

Annual Certification and Annual Holdings Disclosure

In addition to reporting requirements already outlined, every Access Person must submit an annual certification form. If you are new to the company, you will receive a form and instructions when you attend your orientation session. If you do not attend this orientation session, please contact the Personal Trade area 612-671-5196 for the information.

All Access Persons must also disclose annually certain securities holdings in which they have a beneficial interest. Failure to disclose annual holdings by the time frames specified by Personal Trade Compliance may result in a sanction, which includes possible termination.

All Access Persons will receive a form electronically on an annual basis from Personal Trade Compliance. You should document your account(s) certification and holdings disclosures on this form.

Quarterly Reporting and Certification

Personal Trade Compliance will send you a form each quarter to indicate whether, for a given calendar quarter, you executed securities transactions outside of a broker-dealer account or engaged in transactions in Mutual Funds as identified on the quarterly reporting form.

You must return the quarterly reporting form to Personal Trade Compliance within 30 calendar days of the last day of the quarter. You will also be asked to certify quarterly that you have complied with the provisions of this Code of Ethics relating to transactions in Mutual Funds including prohibitions on market timing and the misuse of material non-public information relating to Mutual Funds, including information relating to portfolio contents or pricing.

Investment Clubs

There is no prohibition against joining an investment club and the account needs to be held at one of the limited choice brokers, Ameriprise Financial Brokerage, Schwab or Merrill Lynch, unless the club has been granted an exception from Compliance.

Investment Access Persons who are members of investment clubs are required to preclear club transactions. Execution of non-precleared trades made by club members will result in a violation for the Investment Access Person. (This also applies to any other accounts which meet the criteria indicated under "security activities which need to be reported" on page 14) When forming or joining an investment club, provide the following to Personal Trade Compliance:

     o    a copy of the Brokerage Account Notification Form (see page 45)

     o    a copy of your investment club's bylaws

     o a listing of the members of the club and an indication if any members are employees, independent contractors or associated persons of Ameriprise Financial. Please include the individual's employee, Advisor, or contractor identification number.

     o    the contact person for the club in case of questions

Giving Securities

If you are giving securities to a non-profit organization, please provide the following information in writing prior to making the gift, to Personal Trade
Compliance:

     o    the name of the organization to which you are giving the securities

     o    a description of the security

     o    the number of shares being given

     o    the day you intend to buy the security (if not already owned)

     o the day you intend to give the securities (if the gift was not actually given on the day intended, please inform Personal Trade Compliance)

Preclearance is not necessary for a gift to a non-profit organization, and the 60-day and 7-day rules do not apply.

For giving securities to a for-profit organization or to an individual or trust, the preclearance and 7-day rules do apply if you are purchasing the securities you intend to give. The 60-day rule does not apply. You will need to report the transaction on the quarterly reporting form described above.

Sanctions

Sanctions will be imposed for violations of Ameriprise Financial, SEC, or NASD rules or policies. These sanctions are communicated via violation letters and may vary depending on the severity of the violation, if a record of previous violations exists and/or the violation was self-reported. Examples of potential sanctions include (but are not limited to):

o a written reminder about the rules (with a copy to the individual's manager)

o notification to your broker to freeze your account from any buy-side trading. This is a typical sanction if you fail to move your account(s) to one of the three limited choice brokers - Ameriprise Financial Brokerage, Schwab, or Merrill Lynch. The account could then be used only for transfers and liquidations.

o    prohibition against personal trading for a specific period of time

o    forfeiture of trading profits

o    monetary fine

o negative impact on the individual's bonus or other compensation and or performance rating

o    termination

A written record of each violation and sanction is maintained by Personal Trade Compliance.

Unusual Trading Activity

The Personal Trade Committee and your department head review your personal trading activity regularly. We may ask to review specific transactions with you or your broker if clarification is necessary. You may also be asked to supply Personal Trade Compliance with a written explanation of your personal trade(s). Examples of situations that may require a memo of explanation include, but are not limited to:

o    violations of personal trading rules

o trades in a security shortly before our Investment Department trades in the same security on behalf of a client

o    patterns of personal trading that are similar to your clients' trading

o    significant changes in trading volume

o    patterns of short-term, in and out trading

o    significant positions in illiquid securities

o    a number of employees trading in the same security in the same time frame

       Incremental Restrictions and Requirements for Investment Personnel
                           (see definition on page 12)

60-Day Holding Period for Individual Securities*

Profiting from short-term trading is prohibited. You may not buy, then sell (or sell short, then cover the short) the same securities (or equivalent) within 60-calendar days, while realizing a gain. You must wait until calendar day 61 (Trade date + 60) to close out your position if you will be making a profit. When calculating the 60-day holding period, you must use the last-in, first-out
(LIFO) method. We use LIFO for two main reasons:

o the purpose of the rule is to discourage short-term trading. A first-in, first-out (FIFO) or specific identification method could encourage short-term trading.

o application of a method other than LIFO could be very cumbersome and time-consuming.

Exceptions

The Firm grants three exceptions to this rule:

     o Small Trade - defined as $10,000 or less of S&P 500 securities or ten option contracts in S&P 500 securities. There is a limit of one small trade exception per calendar month. Please indicate on your preclearance form "small trade exception". The small trade exception still requires you to obtain preclearance.

     o Futures and Indices - due to the size and liquidity of certain markets, the following investment vehicles are exceptions to the 60-day holding period requirement and do not need to be precleared:

                -       financial futures (e.g., Treasury bond futures)
                -       stock index futures (e.g., S&P 500 index futures)
                -       currency futures (e.g., futures on Japanese Yen)

This exception also applies to options on futures and indices. Options on equities continue to be subject to the 60-day rule.

* This is separate from the 60-day holding period for Mutual Funds.

Incremental Restrictions and Requirements for Investment Personnel

o Financial Hardship - a financial hardship must be an "immediate and heavy financial need" and must be a situation where funds are not readily available from other sources. Financial hardships must meet the criteria outlined in the Ameriprise Financial 401(k) Plan. Hardships are further subject to the following stipulations:

     o The amount traded may not exceed the amount required to meet the financial hardship, though the trade amount may include an amount for anticipated income taxes and tax penalties. Please consult with your tax advisor for advice.

     o You must receive approval from Personal Trade Compliance before a hardship trade. Begin by calling x15196 for assistance. You will need to put your request in writing and to route it to Personal Trade Compliance. You will receive a response within two business days.

     o Your request may not be approved if the standards outlined above are not met.

If you have questions about the 60-day holding period please contact us by sending a lotus note to "Personal Trading" or call us at x 15196 before you execute.

Incremental Restrictions and Requirements for Investment Personnel

Research Analysts:  Additional Rules

Research Analysts must conduct their personal trading activities in a manner such that transactions for an analyst's customers, clients, and employer have priority over transactions in securities or other investments of which he or she is the beneficial owner. In order to clarify how Research Analysts at Ameriprise Financial should comply with this requirement, please note the following:

General Rules for all Analysts

o For Minneapolis based analysts, all new investment recommendations or changes in recommendations should be communicated immediately through Research Notes. Other appropriate means of communication should be used in addition to Research Notes to facilitate broad and immediate dissemination of the recommendation. For offices not using Research Notes, the analyst must document their investment recommendations in writing in the form required by their leader.

o Analysts should not trade a security in their own account if they anticipate issuing a new recommendation or changing an existing recommendation on the same security.

o Analysts should not trade in a security for their own account contrary to their current recommendation with respect to the security or rating.

o Analysts should not trade in a particular security in their own account for a period of 2 business days after a written recommendation with regard to that security is disseminated through the Research Notes section of Lotus Notes or by other means.

o Analysts who recommend a "paired trade" to a Hedge Fund will be held to the 7-day blackout rule. (See page 31 for definition of 7-day blackout rule.)

o Dedicated analysts supporting one or more of the Hedge Funds are considered part of a "team management" group and are held to the 7-day blackout rule for all trades made in the funds. (See page 31 for definition of 7-day blackout rule.)

Incremental Restrictions and Requirements for Investment Personnel

Offices Using Team Management Approach

     In an effort to remain consistent across offices who use a team-based approach where research analysts and others are actively involved in portfolio management discussions and decisions, the 7-day blackout rule (see page 31 of this Investment Adviser Code of Ethics) will apply to all personnel in those offices. Note that this process does not take the place of the standard preclearance process but is in addition to preclearance.

     Looking Back 7 Days

     To avoid a potential violation, each time an employee wants to make a personal trade s/he should check with their local Compliance Officer, to make sure there has been no trading in the security for a portfolio advised account (for that particular office) in the past 7 days. If there has been a trade in the past 7 days and the employee proceeds to trade, this trade will be considered a violation.

     Looking Ahead 7 Days

     To avoid a potential violation, we recommend that the employee communicate with each of the Portfolio Managers about the potential trade to determine whether the Portfolio Manager anticipates any activity in that security in the next 7 days within the portfolio. When an employee's personal trade in a name occurs within the 7-day window before a trade in the same name for an advised account, this will be flagged as a potential violation. Compliance will then determine from the Portfolio Manager whether the individual who conducted the personal trade was privy to the information about the impending advised account trade. The accountability will be on the employee to explain why the personal trade should not be considered a violation.

     If you have any questions about the process, contact your local Compliance Officer.

           Incremental Portfolio Manager Requirements and Restrictions

7-Day Blackout Period

Portfolio managers are not allowed to buy or sell a security during the seven-day blackout period, which is defined as:

o trade date less seven calendar days before and trade date plus seven calendar days after a fund or account they manage trades in that same (or equivalent) security. This means a portfolio manager must wait until calendar day 8.

For example, a portfolio manager's fund trades XYZ Co. on August 12. The last day for a personal trade of XYZ Co. is August 4 and the next day a personal trade can be made is August 20.

This rule includes all individual portfolio trades as well as program trades, except for pattern accounts.

Exceptions

The Firm grants two exceptions to this rule:

o Small trades - defined as $10,000 or less of S&P 500 securities or ten option contracts in S&P 500 securities. There is a limit of one small trade exception per calendar month. Please indicate on your preclearance form "small trade exception". The small trade exception still requires you to obtain preclearance.

o Futures and Indices - due to the size and liquidity of certain markets, the following investment vehicles are exceptions to the 7-day blackout period rule and do not need to be precleared:

     o    financial futures (e.g., Treasury bond futures)

     o    stock index/futures (e.g., S&P 500 index/futures)

     o    currency futures (e.g., futures on Japanese Yen)

This exception also applies to options on futures and indices. Options on equities continue to be subject to the 7-day blackout rule.

If you have questions about how the 7-day blackout rule applies to a trade you are considering, please contact us by sending a lotus note to "Personal Trading" or call our hotline at x 15196 before you execute your trade.

           Incremental Portfolio Manager Requirements and Restrictions

Preclearance of Proprietary Mutual Fund Trades

Equity portfolio managers (including associate portfolio managers) and fixed-income sector leaders and managers must obtain prior approval - known as preclearance - when buying or redeeming or otherwise trading in shares of any Proprietary Mutual Fund for which the portfolio manager or sector leader's or manager's team manages at least part of the portfolio. The Senior Vice President-Fixed Income and the CIO must obtain preclearance when trading in shares of any Proprietary Mutual Fund. When requesting preclearance, you must follow these procedures:

Approvals must be obtained in writing from the CIO and from Personal Trade Compliance prior to investing.

How to obtain approval - Write an explanation of the investment and submit the request to the CIO (except that, for investments by the CIO, the CIO should send the request directly to "Personal Trading" via Lotus notes). Included in the request should be an explanation of:

o    The Mutual Fund you intend to purchase or sell

o    The date of your last transaction in the Mutual Fund

o Your certification that the transaction will not result in a 60-day holding period violation in any accounts where you have a beneficial interest.

o Your certification that the transaction will not result in the use of material non-public information relating to the portfolio contents or pricing of the Proprietary Mutual Fund.

How Proprietary Mutual Fund transactions are approved - The CIO will approve or reject your request, and return the request to you. If approval is granted, send the request via Lotus notes to "Personal Trading".

Personal Trade Compliance will respond to you, requesting any additional information or further documentation needed to make a decision. Upon receipt of all necessary documentation, Personal Trade Compliance will then confirm in writing whether you can engage in your transaction

If you have questions about how the Proprietary Mutual Fund approval process applies to a transaction you are considering, please contact us by sending a Lotus note to "Personal Trading" or call us at x 15196 before you invest.

Exceptions:

     o Automatic Investment and Withdrawal Programs - automatic investment and withdrawal programs such as payroll deduction programs are subject to the Proprietary Mutual Fund preclearance requirement only at the time such a program is established or modified.

Responsibilities of the Chief Compliance Officer, or their delegate, related to Personal Trading

Process and Responsibility

The Chief Compliance Officer, or their delegate, has primary responsibility for enforcing the Code. The Personal Trade Committee (PTC) reviews all alleged personal trading violations and any sanctions applied. If the alleged violator is the Chief Compliance Officer, the matter must be reported to the PTC and the General Counsel of the firm.

Opportunity to Respond

A person charged with a violation of the Code shall have the opportunity to appear before the person or persons enforcing the Code and to respond to all charges, orally or in writing.

Initial Holdings Report; Annual Holdings Report

The Chief Compliance Officer, or their delegate, shall review and maintain all initial and annual holdings reports. Completion of the review shall be indicated on the report itself and shall involve such considerations as the Chief Compliance Officer, or their delegate, deems necessary to enforce the provisions and intent of this Code.

Quarterly Personal Trading Reports

The Chief Compliance Officer, or their delegate, shall review and maintain all quarterly transaction reports. Completion of the review shall be indicated on the report itself and shall involve such considerations as the Chief Compliance Officer, or their delegate deems necessary to enforce the provisions and intent of this Code.

Pre-Clearance

The Chief Compliance Officer, or their delegate, shall review and approve or disapprove all Access Person requests to pre-clear securities transactions. Such review shall involve such considerations as the Chief Compliance Officer, or their delegate, deems necessary to enforce the provisions and intent of this Code.

Violations or Suspected Violations

If the Chief Compliance Officer, or their delegate becomes aware of a violation or suspected violation of the Code as a result of such review, the Chief Compliance Officer, or their delegate, shall take whatever steps deemed necessary to enforce the provisions of the Code, including consulting with outside counsel.

Record Retention

Records are required to be kept for seven years (a minimum of two years on site).

                   Ameriprise Financial Insider Trading Policy

                             Ameriprise Financial's
             Statement of Policy and Procedures with Respect to the
               Receipt and Use of Material Non-Public Information

This statement represents the policy of Ameriprise Financial, Inc. and its affiliates (collectively "Ameriprise Financial")(1) with regard to the receipt and use of material non-public information. If you have any questions or comments about this policy, please contact either the General Counsel's Office (the "GCO") or the Compliance Department using the contact information provided at the end of this policy.

A. General

Section 10(b) of the Securities Exchange Act of 1934 (the "Exchange Act"), Rule 10b-5 enacted thereunder and court and Securities and Exchange Commission ("SEC") administrative decisions interpreting these and other relevant provisions make it unlawful for any person to trade or to recommend trading in securities while in the possession of material non-public ("inside") information.

More specifically, the above-referenced provisions and interpretations make it unlawful for a corporate insider to trade while in the possession of inside information. They also make it unlawful for someone who is not a corporate insider to trade while in possession of inside information, when the information is disclosed to the non-insider in violation of an insider's duty to keep it confidential, when the non-insider has a duty to keep the information confidential or when the information is misappropriated (i.e., stolen). Finally, communicating material non-public information to others generally is unlawful.

In light of the above and in compliance with the requirements of Section 204A of the Investment Advisers Act of 1940 (the "Advisers Act'), Rule 206(4)-7 enacted thereunder and the Insider Trading & Securities Fraud Enforcement Act of 1988 (the "Enforcement Act"), Ameriprise Financial prohibits any director, officer, principal or associated person from trading on the basis of or otherwise misusing inside information. The material that follows provides further explanation of what constitutes inside information and of the prohibition on its misuse. The description below is not exhaustive and does not cover every situation. You should contact the GCO or the Compliance Department if you have questions or concerns.

B. What is "Inside Information"?

The term "inside information" is broadly construed by the courts and regulatory authorities. Generally, it includes "material" information, which is "non-public" and has been provided on a confidential basis or in breach of a fiduciary duty. It includes information about a company or another issuer (including a government entity) or the market for the company's or other issuer's securities that has come directly or indirectly from the company or other issuer and that has not been

--------
1 For purposes of clarity, this statement does not apply to Threadneedle Asset Management Holdings Ltd. and its subsidiaries, each of which has its own insider trading policies and procedures.

disclosed generally to the marketplace. In addition to the issuer, inside information can come from persons with access to the information, including not only the issuer's officers, directors and other employees, but also its auditors, investment bankers and attorneys. Consultants to the issuer or to Ameriprise Financial are other examples of persons who might be sources of inside information.

Material Information: Information is "material" if its dissemination is likely to affect the market price of any of the company's or other issuer's securities or is likely to be considered important by reasonable investors, including reasonable speculative investors, in determining whether to trade in such securities. Other information may or may not be material, depending on its specificity, its magnitude, its reliability and the extent to which it differs from information previously publicly disseminated.

Though there is no precise, generally accepted definition of materiality, information is likely to be material if it relates to significant changes affecting matters such as:

1.       Dividend or earnings expectations;
2.       Changes in previously released earnings estimates;
3.       Write-downs or write-offs of assets;
4.       Additions to reserves or bad debts or contingent liabilities;
5.       A significant increase or decrease in orders;
6.       Expansion or curtailment of company or major division operations;
7. Proposals or agreements involving a joint venture, merger, acquisition, divestiture or leveraged buy- out;
8.       A purchase or sale of substantial assets;
9.       New products or services;
10.      Exploratory, discovery or research development;
11.      Criminal indictments, civil litigation or government investigation;
12.      Disputes with major suppliers or customers;
13.      Labor disputes including strikes or lock-outs;
14.      Substantial changes in accounting methods;
15.      Debt service or liquidity problems;
16.      Extraordinary borrowings;
17.      Bankruptcy or insolvency;
18.      Extraordinary management developments;
19.      Public offerings or private sales of debt or equity securities;
20.      Calls, redemptions or purchases of the company's own stock;
21.      Issuer tender offers; or
22.      Recapitalizations.

If you are dealing with such information, presume it is material and contact the GCO or the Compliance Department so they can assist you in determining whether it is in fact material.

Inside information about a company or other issuer can also be material because of its expected effect on a particular class of a company's securities, all of the company's securities, the securities of another company or issuer or the securities of several companies or issuers. Moreover, the resulting prohibition against the misuse of inside information reaches all types of securities (whether stock or other equity interests, corporate debt, government or municipal obligations, or commercial paper) as well as any option related to that security (such as a put or call, or an index security if the nonpublic information is material to the index security).

Non-public Information: In order for information to qualify as inside information, it must not only be material, it must be "non-public." Non-public information is information that has not been made available to investors generally. It includes information received in circumstances indicating that it is not yet in general circulation. It also includes situations in which the recipient knows or should know that the information could only have been provided directly or indirectly by the issuer or its insiders.

Once material non-public information has been released to the investing public, it loses its status as inside information. However, for non-public information to become public, it must be disseminated through recognized channels of distribution designed to reach the securities marketplace.

To show that material information is public, you should be able to point to some fact verifying that the information has become generally available. For example, disclosure in a national business and financial wire service (e.g., Dow Jones or Reuters), by a national news service (e.g., the Associated Press or United Press International) publication in a local newspaper, in a national newspaper (e.g., The Wall Street Journal or The New York Times) or in a publicly disseminated disclosure document (e.g., a proxy statement or a prospectus) would all be sufficient to consider the information generally available. The circulation of rumors or "talk on the street," even if accurate, widespread and reported in the media, does not constitute the requisite public disclosure.

Furthermore, material non-public information is not made public through selective dissemination. See the Portfolio Holdings Disclosure policy for applicable procedures and additional information. Material information disclosed only to institutional investors or to a fund analyst or a favored group of analysts generally retains its status as non-public information and must not be disclosed or otherwise misused. (Please consult with the GCO or the Compliance Department if an issuer or its agent, such as its investment banker, mistakenly discloses non-public information to investors.) Similarly, partial disclosure does not constitute public dissemination. As long as any material component of the inside information possessed by any director, officer, principal or associated person of Ameriprise Financial has yet to be publicly disclosed, the information is non-public and trades based on such information are prohibited.

Information Provided in Confidence: Occasionally, one or more directors, officers, principals or associated persons of Ameriprise Financial may become temporary insiders because of a fiduciary or commercial relationship with another company. For example, personnel at Ameriprise Financial may temporarily become insiders when an external source, such as a company or officer of a company, entrusts material non-public information in connection with a commercial relationship or transaction to a director, officer, principal or associated person of Ameriprise Financial with the expectation that the information will remain confidential.

As an insider, we have a fiduciary obligation not to breach the trust of the party that has communicated the inside information by misusing that information. This fiduciary duty arises because we have entered or have been invited to enter into a commercial relationship with another company and have been given access to confidential information solely for the corporate purposes of such company. This obligation remains whether or not we ultimately participate in a transaction related to the information we are given.

Information Disclosed in Breach of a Duty (Tipper and Tippee Liability):
Directors, officers, principals or associated persons of Ameriprise Financial must be especially wary of inside information disclosed in breach of a corporate insider's fiduciary duty. Even when there is no expectation of confidentiality, you may become an insider upon receiving material non-public information in circumstances in which you know or should know that a corporate insider is disclosing information in breach of the fiduciary duty he or she owes his or her company and its shareholders. Whether the disclosure is an improper "tip" that renders the recipient a "tippee" depends on whether the corporate insider expects to benefit personally, either directly or indirectly, from the disclosure. In the context of an improper disclosure by the corporate insider, the requisite "personal benefit" is not limited to a business or future monetary gain. Rather, a prohibited personal benefit may include a reputational benefit, an expectation of a quid pro quo from the recipient or the recipient's employer, or an intention to benefit the recipient or the recipient's employer, through a gift of the inside information.

You may, depending on the circumstances, also become an insider or tippee when you obtain material non-public information by happenstance, including information derived from social situations, business gatherings, overheard conversations, misplaced documents and tips from insiders or other third parties.

Given the potentially severe regulatory, civil and criminal sanctions to which you, Ameriprise Financial and other Ameriprise Financial personnel could be subject, if you are a director, officer, principal or associated person uncertain as to whether the information you possess is inside information, you should immediately call the GCO or the Compliance Department rather than relying on your own interpretation of the applicable law. Pending a final determination in consultation with the GCO and/or the Compliance Department, the information should be treated as inside information that cannot otherwise be communicated or misused.

C. Criminal and Civil Penalties and Regulatory Sanctions for Insider Trading

Penalties for misusing inside information are severe. Depending on the circumstances and the adequacy of the relevant procedures, the individual involved, his or her supervisor, the employer's principals, officers, directors and other supervisory personnel could all face substantial regulatory, civil and criminal sanctions.

For example, Ameriprise Financial personnel who either trade on inside information or become subject to tipper or tippee liability are subject to the following penalties:

1. A civil penalty of up to three times the profit gained or loss avoided;
2. A criminal fine of up to $5,000,000; and
3. A jail term of up to 20 years.

Furthermore, Ameriprise Financial and its supervisory personnel, if they fail to take appropriate steps to prevent insider trading, are subject to the following penalties:

1. A civil penalty of up to $1,000,000 or, if greater, three times the profit gained or loss avoided as a result of the employee's violation; and
2. A criminal penalty of up to $2,500,000 for individuals and up to $25,000,000 for Ameriprise Financial.

Finally, violations of insider trading laws could result in civil injunctions and a suspension or permanent bar from the securities industry.

D. Company Rules Regarding Misuse of Inside Information

Listed below are certain Ameriprise Financial rules prohibiting the misuse of inside information. No director, principal, officer or associated person of Ameriprise Financial may violate these rules or authorize or allow any violation of these rules. Anyone who knows or has reason to suspect that these rules have been violated must bring such actual or potential violation to the immediate attention of the Compliance Department.

No director, officer, principal or associated person of Ameriprise Financial shall purchase or sell or recommend or direct the purchase or sale of a security for any client or any client's account managed by Ameriprise Financial (including accounts owned by Ameriprise Financial) or for any other person while in possession of insider information relevant to that security.

No director, officer, principal or associated person of Ameriprise Financial shall take advantage of inside information to purchase or sell or recommend or direct the purchase or sale of any security for his or her own account, for any account over which he or she has a direct or indirect beneficial interest (including an account held by or for any family member or family-related trust) or for any client.

No director, officer, principal or associated person of Ameriprise Financial shall disclose inside information to any person, unless such disclosure is both authorized and necessary to effectively carry out the project or transaction for which Ameriprise Financial has been approached or engaged.

No director, officer, principal or associated person of Ameriprise Financial shall engage in tipping or recommending, whether formally, informally, orally or in writing, the purchase or sale of any security based on inside information relevant to that security.

No director, officer, principal or associated person of Ameriprise Financial shall misappropriate confidential information in connection with the purchase or sale of securities.

No director, officer, principal or associated person of Ameriprise Financial shall trade for his or her personal account with the expectation that an account managed by Ameriprise Financial will soon trade in the same security (otherwise known as front-running).

No director, officer, principal or associated person of Ameriprise Financial shall give consideration to any inside information furnished by any broker-dealer when recommending the allocation of brokerage to any broker-dealer. However, consistent with Ameriprise Financial's efforts to secure best price and execution, Ameriprise Financial does allocate brokerage business to broker-dealers who are in a position to supplement Ameriprise Financial's research and analysis, in order to corroborate data compiled by Ameriprise Financial's staff and to consider the views and information of others in arriving at its investment decisions. Despite these considerations, it remains Ameriprise

Financial's policy that brokerage not be allocated in consideration of the furnishing of inside information.

No director, officer, principal or associated person of Ameriprise Financial has any obligation to investment companies or other clients advised by Ameriprise Financial to trade or recommend trading on the basis of material non-public information in their possession. Ameriprise Financial-associated persons' fiduciary responsibility to their clients does not require that they disregard the limitations imposed by the federal securities laws, particularly Rule 10b-5.

(The foregoing prohibitions apply not only to securities directly affected by the inside information, but also to any other securities that may be reasonably expected to be indirectly affected by the public disclosure of such information.)

In addition to the criminal, civil and regulatory penalties described above, any person who is found to have violated these rules or who is found to have violated a federal or state securities law or regulation related to the misuse of inside information will be subject to serious sanctions by Ameriprise Financial, including termination of employment.

The rules outlined above are not meant to be exhaustive of the situations that could potentially give rise to insider trading liability. They are intended to provide examples of the types of situations likely to raise significant issues with respect to the misuse of inside information. Furthermore, these examples should not be taken as a confirmation that insider trading liability would necessarily arise in each situation involving the same or similar facts. Whether such liability exists can only be determined with the assistance of counsel considering all attendant circumstances.

Identifying inside information: To assist you in identifying what may be inside information, you should ask the following questions routinely when you receive either confidential commercial information or information disclosed in breach of fiduciary duties:

1.   Is the information material?
2. Is the information such that an investor would consider it important in making his or her investment decisions?
3. Is the information such that it would substantially affect the market price of securities if generally disclosed?
4.   Is the information non-public?
5. To whom has this information been provided? For example, has the information been effectively communicated to the marketplace through disclosure by the United Press International, the Associated Press or Reuters, or published in The Wall Street Journal or other publications of general circulation?

If, after considering the above questions, you believe that the information may be material and non-public, or if you have any questions as to whether its use will violate the law, you should contact the GCO or the Compliance Department using the contact information provided below. Whenever you (or any other Ameriprise Financial-associated person) receive potentially material information about an issuer that you know or have reason to believe is directly or indirectly attributable to the issuer or its insiders, you must determine that the information is public before trading on the basis or while in possession of the information or before divulging the information to any person. The information may, however, be communicated, as provided in this policy, to others who are subject to the same prohibitions on trading. If you have any question at all as to whether the information is material or whether it is inside and non-public, you must resolve the question by contacting the GCO or the Compliance Department before trading. You must not discuss the information with any Ameriprise

Financial-associated person other than the business unit compliance officer in the Investment Department, or appropriate contacts in the GCO or the Compliance Department. If there are any unresolved questions in your mind as to the applicability or interpretation of the foregoing standards or the propriety of any desired action, you must discuss the matter with the GCO or the Compliance Department prior to trading or recommending trading.

E. Personal Securities Trading

The Enforcement Act also requires Ameriprise Financial to establish monitoring and review procedures that are reasonably designed to prevent personnel from misusing inside information. See the Ameriprise Financial Investment Adviser Code of Ethics for applicable procedures and additional information.

F. Implementation of this Statement of Policy

The respective Senior Vice President for each business department within Ameriprise Financial, in coordination with the Chief Compliance Officer of the applicable investment adviser, is responsible for implementing this Statement of Policy with respect to each of their respective Ameriprise Financial-associated persons. Notwithstanding the foregoing, the Chief Compliance Officer remains ultimately responsible for oversight of the implementation and enforcement of this statement of policy and is available to address any questions or concerns of any director, officer, principal or associated person of Ameriprise Financial.

This Statement of Policy will be distributed to all Ameriprise Financial-associated persons and will be issued and explained to all new personnel at the time of their employment with Ameriprise Financial. In addition, at least annually and at such other times as the Chief Compliance Officer of the applicable investment adviser may determine it is necessary or appropriate, representatives of the Compliance Department and/or the GCO will meet with Investment Department personnel to review this Statement of Policy. Any amendments to this policy will also be distributed to all Ameriprise Financial-associated persons.

The GCO and the Compliance Department, in coordination with the Chief Compliance Officer, will review this Statement of Policy on a periodic basis and may revise it in the light of developments in the law, questions or interpretation, and practical experience with the procedures contemplated by the Statement.

G. Contacts

If you have questions or comments about this policy, please contact Investment Department legal counsel in the GCO, or Investment Compliance Department.

                        Forms and Completion Instructions

Below are the steps for completing the Initial Personal Account and Holdings Disclosure ("Initial Certification") Form found on pages 42 and 43:

1. Write your name, Social Security number, ID number, and Routing number on the top portion of the form.

2.   Check the appropriate box in Section 1.

          o If you check YES in Section 1, complete all requested information in Sections 2 and 3.

          o If you check NO in Section 1 and you do not have accounts, but you do have holdings (i.e. physical stock certificate) to report, complete Sections 2 and 3.

          o If you check NO in Section 1 and you have no accounts and no holdings to report, complete Section 3.

          o Please note: A brokerage account is an account in which securities are bought and sold (i.e. stock, bonds, futures, options, Mutual Funds etc.). This includes employer-sponsored incentive savings plans.

3. In Section 2, state the firm name, account number, and type of ownership. If securities are held outside of a brokerage account (i.e. physical stock certificate), enter "n/a" in the firm name field.

          o Direct: You are the owner of the account (i.e., joint, individual or IRA ownership).

          o Indirect: Accounts in which you have a beneficial interest (see definition below), and that are registered in another person's name. This includes members of your household (e.g., spouse, partner, minor children, etc.).

          o    Club: You are a member of an investment club.

          o Advised: You have another arrangement where you give advice and also have a direct or indirect ownership.

          o Managed: You have no discretion over the investments in the account.

4.   Sign and date the form in Section 3.

5. Return pages 42 and 43 to Personal Trade Compliance (H26/1880) within 5 business days.

ADDITIONAL INFORMATION

o You must complete and return this form even if you have no accounts or holdings to disclose.

o Brokerage accounts: You must disclose all brokerage accounts you own or in which you have a beneficial interest. This includes Ameriprise Brokerage and accounts held with any other broker.

o Mutual Funds: You must disclose all proprietary (RiverSource) and non-proprietary (non- RiverSource) Mutual Funds held direct-at-fund, including variable annuities and variable life insurance.

o 401(k)s: Reporting is required for any 401(k), 403(b), or employer-sponsored incentive savings plan held by the Associated Person. For a 401(k) held by a spouse/partner (who is not also associated with Ameriprise), report all holdings excluding non-proprietary funds.

o Beneficial Interest: You must disclose accounts in which you have a beneficial interest. This includes accounts held in the name of you, your spouse/partner, or any financially dependent member of your household. Additionally, beneficial interest extends to the following types of accounts if you, your spouse/partner or financially dependent member of your household:

          o Is a trustee or custodian for an account (e.g., for a child or parent)

          o Exercises discretion over an account via a power of attorney arrangement, as an executor of an estate after death, or through providing investment advice for compensation

          o    Owns an IRA

          o    Participates in an investment club

          o Has another arrangement substantially equivalent to direct or indirect ownership.

     NOTE: If none of the above beneficial interest situations apply and you are solely the beneficiary on an account, you do not need to disclose that account.

For questions about securities that you are responsible for disclosing, see pages 19-21 of the Investment Adviser Code of Ethics for Investment Access Persons.

              Initial Personal Account and Holdings Disclosure Form
                            Investment Access Persons

--------------------------------------- ----------------------------------------
Name:                                   Social Security #:
--------------------------------------- ----------------------------------------
ID Number:                              Routing #:
--------------------------------------- ----------------------------------------

Section 1

Do you or any members of your household have any brokerage or Mutual Fund account(s) (including Ameriprise Brokerage accounts) in which you have a direct or indirect beneficial interest, advise for others, have managed by another person(s), or participate in as a member of an investment club?

[ ] YES If yes, complete Section 2 listing all accounts including Ameriprise Brokerage, Schwab or Merrill Lynch and all holdings within those accounts. Then complete Section 3.

[ ] NO If you do not have accounts but you have holdings to report please fill out Sections 2 and 3.
       If you have no accounts and no holdings to report, please complete
       Section 3.

Section 2

                             ACCOUNT/HOLDINGS DETAIL

o    Please complete all columns.

o Initial page 43 if submitting electronically; sign page 43 if submitting a hard copy.

o If submitting electronically, please send via e-mail to personal.trading@ampf.com.

o If submitting a hard copy, please send to Personal Trade Compliance, H26/1880.

o    Please return this form to Personal Trade Compliance within 5 days.

------------------------------- ----------------------------- --------------------- ----------------------------- ---------------
Brokerage Firm Name or             Security Description:            Account         Ownership Type /  SSN         Quantity
Institution Name where          Name or ticker symbol                Number         (D, I, C, A, M)*              Shares or
securities are held. If         (or CUSIP) of Security                              NOTE: Only input the Social   amount
securities are not held in an                                                       Security number if different
account, input  N/A                                                                 from your own
------------------------------- ----------------------------- --------------------- ----------------------------- ---------------
------------------------------- ----------------------------- --------------------- ----------------------------- ---------------

------------------------------- ----------------------------- --------------------- ----------------------------- ---------------

------------------------------- ----------------------------- --------------------- ----------------------------- ---------------

------------------------------- ----------------------------- --------------------- ----------------------------- ---------------

------------------------------- ----------------------------- --------------------- ----------------------------- ---------------

------------------------------- ----------------------------- --------------------- ----------------------------- ---------------

------------------------------- ----------------------------- --------------------- ----------------------------- ---------------

------------------------------- ----------------------------- --------------------- ----------------------------- ---------------

------------------------------- ----------------------------- --------------------- ----------------------------- ---------------

------------------------------- ----------------------------- --------------------- ----------------------------- ---------------

* D = Direct; I = Indirect; C = Club; A = Advised; M = Managed. For Ownership Type definitions, see page 41.

If more space is needed, attach the additional information on a separate page. Please sign and date any attached sheets.

Section 3

List any for-profit companies for which you are a member of the Board of Directors (if none, please indicate):

Section 4

By signing this document, I am certifying that:

o The accounts listed above are the only accounts in which I have a direct or indirect beneficial interest at this time.

o I understand that failure to completely disclose all of my brokerage accounts and Mutual Fund accounts to Personal Trade Compliance may result in sanctions, which could lead to termination.

o If I have one or more managed accounts, I do not have trading discretion for the accounts.

o I have completely filled out this certification form so a letter authorizing duplicate confirmations and statements can be sent to my broker until my accounts have been transferred to one of the three limited choice brokerage firms.

o I understand that failure to completely disclose all of my security holdings to Personal Trade Compliance or failure to complete this form by the required due date may result in sanctions, which could include termination.

o    I will not participate in market timing of any Mutual Fund.

o If I open any new brokerage accounts I will notify Personal Trade Compliance in writing by filling out a Brokerage Account Notification form before the first trade is conducted.

o The securities listed above are the holdings I have at this time. I understand that failure to completely disclose all of my holdings to Personal Trade Compliance may result in sanctions, which could include termination.

o I have read and understand the Ameriprise Financial Insider Trading Policy and Investment Adviser Code of Ethics document and will abide by them.

--------------------------------------                     --------------------
Signature                                                  Date

                 Return to: Personal Trade Compliance-- H26/1880

                   Brokerage Account Notification Form Process

On the following page is the Employee Notification Form that is required to be completed if you--or an immediate family member--maintains an external brokerage account. The brokers other than Ameriprise Financial Brokerage that are allowed at this time are Schwab or Merrill Lynch only.

Please be sure to:

o    Fill out the broker information section.

o Fill out the Access Person information section. Be sure to include family members' information if applicable

o Please send the form to Personal Trade Compliance H26/1880 no later than 5 days after receiving this packet.

Reminder:  Please submit this form prior to any trading

If you have questions, please send a Lotus Note addressed to: Personal Trading or contact the Personal Trade Hotline at 612-671-5196.

***This is not an account transfer form and will not cause your securities to move***

                       BROKERAGE ACCOUNT NOTIFICATION FORM

When to use this form:  Ameriprise Financial personnel are required to complete this form when opening any new brokerage account
                        (including new accounts opened to support an account transfer).

STEP 1:  COMPLETE EMPLOYEE INFORMATION SECTION

     ------------------------------------- -----------------------------------------------------------------------------------------
     Name (First and Last)
     ------------------------------------- -----------------------------------------------------------------------------------------
     ID Number (eg., E12345) / Position                      /   [ ]  Corporate Office Employee [ ]  P1 Advisor  [ ]  Field Employee
     ------------------------------------- -----------------------------------------------------------------------------------------
     Social Security Number
     ------------------------------------- -----------------------------------------------------------------------------------------
     Field or Corporate Office Routing
     ------------------------------------- -----------------------------------------------------------------------------------------

STEP 2:  COMPLETE BROKERAGE ACCOUNT INFORMATION SECTION

     --------------------- --------------------- ---------------------------- -------------- ---------------------------------------
                                                                                                    Broker Dealer (choose one)
                                                                                             ---------------------------------------
     Name on Account       Account Number        Social Security Number       Ownership *     Ameriprise      Charles      Merrill
                                                                                               Financial      Schwab        Lynch
                                                                                               Brokerage
     ===================== ===================== ============================ ============== ============== ============ ===========

     --------------------- --------------------- ---------------------------- -------------- -------------- ------------ -----------

     --------------------- --------------------- ---------------------------- -------------- -------------- ------------ -----------

     --------------------- --------------------- ---------------------------- -------------- -------------- ------------ -----------

     --------------------- --------------------- ---------------------------- -------------- -------------- ------------ -----------

     --------------------- --------------------- ---------------------------- -------------- -------------- ------------ -----------

     --------------------- --------------------- ---------------------------- -------------- -------------- ------------ -----------

     --------------------- --------------------- ---------------------------- -------------- -------------- ------------ -----------

     --------------------- --------------------- ---------------------------- -------------- -------------- ------------ -----------

     --------------------- --------------------- ---------------------------- -------------- -------------- ------------ -----------
         * E.g. Individual, Joint, IRA, UTMA/UGMA, spousal IRA, etc.

STEP 3:  SUBMIT COMPLETED FORM TO PERSONAL TRADE COMPLIANCE


     A. To submit via Interoffice mail, send to Personal Trade Compliance, H26 / 1880.

     B. To submit via Lotus Notes, attach completed form and send to Personal Trading.

                        Limited Choice Exception Request

   Complete this form if one of the situations described below applies to you and you wish to request an exception to the limited choice policy of conducting trading through one of the three authorized firms.

Exception Policy - The typical kinds of situations for which Personal Trade Compliance expects exception requests include:

A. spouse accounts where spouse of Ameriprise Financial employee works for a broker/dealer firm that prohibits outside accounts (supporting documentation to include copy of other firm's policy)
B. accounts for the express business purpose of gaining competitive intelligence about other firm's practices (supporting documentation to include leader approval and specific business purpose for request)
C. non-transferable limited partnership interests held prior to implementation of limited choice policy (supporting documentation to include copies of statements reflecting these holdings) Note: Other holdings and trading would remain subject to limited choice.
D. managed accounts where, e.g., employee has authorized broker to exercise investment discretion on employee's behalf and employee has no discretion over what specific securities are traded in account (supporting documentation to include: power of attorney document signed by employee and written representations from employee and from broker that employee has no trading discretion)

Section 1.  Request for Exception (completed by employee, please print)

Employee Name:                       Employee ID:                   Routing:
------------------------------------------------------------------------------------------------------------

[ ]   CORPORATE OFFICE               [ ]   P1 ADVISOR               [ ]    FIELD EMPLOYEE

Exception type described above (also attach supporting documentation):

|_|      A
|_|      B (leader approval - print leader's name _________________ leader signature_______________________)
|_|      C
|_|      D
|_|      Other - explain in sufficient detail on an attachment

Broker Name:                                                                    Account #
------------------------------------------------------------------------------------------------------------

Account Ownership:
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Employee Signature                                   Social Security #                  Date

Section 2.  Exception Review (completed by Personal Trade Compliance)

[ ]  Request on hold, more documentation needed - Please provide:

[ ]  Request Denied

[ ]  Request Approved

------------------------------------------------------------------------------------------------------------
1st Level Approval                                                                               Date

------------------------------------------------------------------------------------------------------------
2nd Level Approval                                                                               Date

          INVESTMENT ADVISER CODE OF ETHICS FOR RETAIL ACCESS PERSONS:

                               EMPLOYEES INCLUDING
                                   P1 ADVISORS

                  AMERIPRISE FINANCIAL, INC. AND ITS AFFILIATES

                                October 26, 2005

                                Investment Adviser Code of Ethics

                          Ameriprise Financial, Inc. and its Affiliates

                           Topic                                                                          Page
Overview
          Required Standards of Business Conduct                                                           3-5
          General Policy on Accepting Gifts                                                                 5
          Fiduciary Principles                                                                              6
Personal Trading Rules Framework
          Applicability                                                                                     7
          General Rules                                                                                    8-9
          Basis For Rules                                                                                  10
          Definitions                                                                                     10-11
Reporting Requirements for Retail Access Person Employees
          Security Activities Which Must Be Reported                                                       12
          How To Comply                                                                                    12
          Exceptions to Limited Choice Reporting Chart                                                     13
          Reporting Chart                                                                                 14-15

Additional Rules & Reporting Requirements
          Limited Offering (Private Placement) Preclearance                                                16
          Initial Holdings Disclosure & Annual Certification                                               17
          Quarterly Reporting and Certification                                                            17
          Investment Clubs                                                                                 18
          Sanctions                                                                                        19
          Unusual Trading Activity                                                                         19

Responsibilities of the Chief Compliance Officer                                                           20

Ameriprise Financial Insider Trading Policy                                                               21-27

Forms & Completion Instructions
          Initial Brokerage and Mutual Fund Account and Personal Holdings Certification                   28-30
          Brokerage Account Notification Instructions & Form                                              31-32
          Limited Choice Exception Request Form                                                            33
          Investment Club Client Disclosure Form                                                           34

                                    Overview

As a condition of your continued employment or association with Ameriprise Financial, Inc. or its affiliates ("Ameriprise Financial"), you are required to read, understand, and fully comply with this Code of Ethics. The Code of Ethics also incorporates into its terms and requirements the provisions of other important documents to which you are subject; namely, the Ameriprise Financial Company Code of Conduct and, for financial advisors and their employees, the Compliance Resource Guide.

It is your personal responsibility and accountability to avoid any conduct that could create a conflict, or even the appearance of a conflict, with our clients' interests, or do anything that could damage or erode the trust our clients place in Ameriprise Financial. This is the spirit of the Code of Ethics. Every person has the absolute obligation to comply with both the letter and the spirit of the Code. Failure to comply with its spirit is just as much a violation as a failure to comply with the written provisions of the Code. In this regard, you should also be aware that it is impossible for the Code of Ethics to cover every situation you may encounter. In those situations that are not specifically covered by the Code we must follow the spirit of the Code. If you are uncertain as to the appropriate course of action you should take, you should seek immediate assistance from your leader, the Chief Compliance Officer or the Office of the Ombudsperson before acting. If the Code of Ethics is silent on a particular matter, it does not authorize conduct that violates the spirit of the Code.

The Code covers not only the activities you perform on a day-to-day basis, but also your personal securities transactions as well as those of certain of your family members and entities (such as corporations, trusts, or partnerships) that you may be deemed to control or influence.

Appropriate sanctions will be imposed for violations of the Code of Ethics. Sanctions may include bans on personal trading, financial penalties, disgorgement of trading profits, suspension of employment, and/or termination of employment or association with Ameriprise Financial. Repeat violations of the Code will result in progressively stronger sanctions. Self-reporting a violation of the Code will be considered in determining the appropriate sanction for the violation.

This Code will be provided to all individuals who are subject to its terms. After you receive and review the Code you must certify that you have received, read and understand the document and agree that you are subject to it and will comply with it. You will also be required to provide similar certifications when the Code is amended. On an annual basis you will also be asked to provide a re-certification and represent that you have complied with the Code during the past year. The initial certification form is attached.

Required Standards of Business Conduct

Under this Code of Ethics all supervised persons of Ameriprise Financial must comply with Ameriprise Financial's standards of business conduct. These standards are the following:

o Compliance with all applicable laws and regulations, including the federal securities laws and our fiduciary obligations;

o    Compliance with this Code of Ethics;

o    Compliance with the Ameriprise Financial Code of Conduct;

o Compliance with all other policies and procedures applicable to your position and assigned responsibilities;

o Financial advisors and their employees must also comply with the Compliance Resource Guide.

These standards apply to all individuals, at all levels of the organization. Compliance with applicable laws and regulations is mandatory for everyone and is not subject to business priorities or individual discretion. If at any time you have a question about the legality of a course of action you should consult with the General Counsel's Office before proceeding.

The Investment Advisers Act of 1940 imposes a fiduciary duty on an investment adviser to act in utmost good faith with respect to its clients, and to provide full and fair disclosure of all material facts, particularly where the adviser's interests may conflict with the client's. The Adviser has a duty to deal fairly and act in the best interests of its clients at all times.

All employees of Ameriprise Financial must comply with the Ameriprise Financial Code of Conduct. The Code of Conduct deals with issues covering, among other things, the acceptance of gifts, service on the boards of public companies and other outside activities. For specific guidance on these and other topics that may not be specifically covered by the Code of Ethics you should refer to the Code of Conduct and the Compliance Resource Guide.

All financial advisors associated with Ameriprise Financial must comply with the Compliance Resource Guide. Besides referring to the Code of Ethics and the Code of Conduct, you should also refer to the Compliance Resource Guide for guidance in a particular situation. The provisions of the Code of Ethics and the Compliance Resource Guide should not conflict. In the event the provisions of the Code of Ethics or the Compliance Resource Guide conflict or appear to conflict with those contained in the Code of Conduct you should follow the guidance contained in the Code of Ethics or Compliance Resource Guide. If at any time you feel there is ambiguity as to what the appropriate course of action should be in a particular situation you should immediately seek assistance from the General Counsel's Office or the Compliance Department before you act.

You are also subject to compliance policies and procedures and other policies and procedures adopted by the organization. You are responsible for being familiar with and complying with these policies and procedures. If you are uncertain as to these additional policies and procedures to which you are subject, you should speak with your leader.

As described in greater detail below, the Code of Ethics also addresses personal securities trading activities in an effort to detect and prevent illegal or improper transactions.

Under this Code of Ethics you have a duty to promptly report any violation or apparent violation of the Code of Ethics (including the Code of Conduct and Compliance Resource Guide) to the Chief Compliance Officer. You can also report violations or possible violations to the Office of the Ombudsperson. This duty exists whether the violation or apparent violation is yours or that of another employee or associated person of Ameriprise Financial. All such reports will be treated confidentially to the extent permitted by law and will be investigated promptly and appropriately. Ameriprise Financial prohibits retaliation against individuals who report violations or apparent violations of the Code in good faith and will treat any such retaliation as a further violation of the Code. However, it must be understood that employees or associated persons of Ameriprise Financial who violate the Code are subject to sanctions for the violation even if they report the violation.

General Policy on Accepting Gifts

Instances may arise where a person or organization offers you a gift. When being offered a gift, the Ameriprise Financial Code of Conduct should serve as your primary guide to determining whether or not a gift is acceptable. The Code of Conduct states: " You may accept entertainment, token gifts or favors only when the value involved is not significant and clearly will not place you under any real or perceived obligation to the donor." See section on Gifts in the Code of Conduct.

When receiving a gift, it is imperative to avoid even the appearance of a conflict of interest, regardless of the value of the gift. Sometimes a situation may be unclear. If you are unsure whether to accept a gift, talk with your leader. If your leader is unsure, or feels an exception should be made, s/he should contact the Compliance Department for guidance. Above all, the decision should comply with the spirit of the Code of Conduct and this Code of Ethics.

Fiduciary Principles

The following general fiduciary principles shall govern your activities and the interpretation and administration of these rules:

     o The interests of our clients (including Mutual Fund shareholders) must be placed first at all times.

     o All personal trading transactions must be conducted consistent with the rules contained in this Code and in such a manner as to avoid any actual or potential conflict of interest or any abuse of an individual's position of trust and responsibility.

     o Company personnel should not take inappropriate advantage of their positions.

In connection with providing investment management services to clients, this includes prohibiting any activity which directly or indirectly:

     o    Defrauds a client in any manner;

     o    Misleads a client, including any statement that omits material facts;

     o    Operates or would operate as a fraud or deceit on a client;

     o    Functions as a manipulative practice with respect to a client; and

     o    Functions as a manipulative practice with respect to securities.

These rules do not identify all possible conflicts of interest, and literal compliance with each of its specific provisions will not shield company personnel from liability for personal trading or other conduct that is designed to circumvent its restrictions or violates a fiduciary duty to our clients.

                        Personal Trading Rules Framework

Applicability

These rules apply to securities trading in which you have a beneficial ownership. Beneficial ownership includes accounts held in the name of any of the following individuals:

     o    You

     o    Your spouse/partner

     o    Financially dependent members of your household

In addition, these rules apply to the following types of accounts if any of the individuals listed above:

     o    Is a trustee or custodian for an account (e.g., for a child or parent)

     o Exercises discretion over an account via a power of attorney arrangement or as an executor of an estate after death

     o    Owns an IRA

     o    Participates in an investment club

     o Has another arrangement where they give advice and also have a direct or indirect ownership.

General Rules

These general rules, along with the procedures contained in the rest of this document, must always be followed:

    1. No use of inside information (refer to "Ameriprise Financial Insider Trading Policy" on page 21).

    2. No front-running. This involves an individual taking advantage of non-public information about imminent trading activity in our Mutual Funds or other advised accounts by trading in a security before the fund or advised account does. You are not allowed to trade in a particular security ahead of, or at the same time as, your clients' accounts.

    3. No misuse of material non-public information relating to Mutual Funds, including information relating to portfolio holdings or pricing.

    4. No Access Person shall divulge to any person any client holdings, any recommendation made to a client, or any contemplated or completed securities transactions or trading strategies of a client, except as required in the performance of his or her duties and only to the extent such other person has a need to know such information to perform his or her duties. Disclosures of any past, current or contemplated client holdings must be consistent with the Portfolio Holdings Disclosure policy.

    5. No market timing (short-term trading) in shares of Mutual Funds. This prohibition applies across all accounts in which you have a beneficial interest (so that you cannot buy shares of a Mutual Fund in one account and sell them from another account in market timing transactions), including the Ameriprise Financial 401(k) Plan and Mutual Funds underlying a variable annuity and variable life insurance contracts.

          This prohibition also applies to investments through pooled investment vehicles, such as hedge funds, that may engage in market timing. You are responsible for ensuring that no pooled investment vehicle in which you invest engages in market timing.

          If you invest in a hedge fund whose offering document does not state whether the hedge fund engages in market timing of Mutual Funds, you should obtain written assurance from the hedge fund that it does not engage in market timing of Mutual Funds.

    6. No purchasing of initial public offerings (this includes secondary issues of equity or fixed income)

    7. No preferential treatment from other brokerage firms due to the purchaser's employment by or association with Ameriprise Financial.

    8.   No direct trades with broker/dealers' trading desks.

    9.   No non-retail relationships with broker/dealers.

    10. No use of Ameriprise Financial's name (or the name of any of its subsidiaries) to obtain a better price from a broker who is a market maker in the security being traded.

    11. No speculative trading of Ameriprise Financial stock, which is characterized by transactions in "put" or "call" options, or short sales or similar derivative transactions. Ameriprise Financial discourages short-term trading in its own stock. (You are allowed to exercise any Ameriprise Financial stock options you have received as a result of your employment with the Company. Members of the Executive Leadership Team, however, must preclear these trades through the Corporate Secretary's office.)

    12. No stopping stock. This is defined as a guarantee by a specialist that an order placed by a Floor Broker will be executed at the best bid or offer price then in the Specialist's book unless it can be executed at a better price within a specified period of time.

    13. If the company's managed or owned accounts are active in a given security, no use of that security to meet margin calls if cash or other securities are available to meet the call.

    14. An Access Person shall use his or her best judgment in giving investment advice to clients and shall not take into consideration his or her personal financial situation or interests in doing so.

    15. When engaging in a personal securities transaction, an Access Person shall always place the interests of clients first and avoid any actual or potential conflict of interest or abuse of his or her position.

    16. Required forms must be filled out completely, accurately and on a timely basis. This includes quarter end reports. Violations of the Code, including late filing of periodic reports will be reported to Senior Management and the RiverSource Investments, LLC Funds Board of Directors.

Important:

     o Obligation to Report Violations: Any person who discovers that he or she or another person has violated or apparently violated these general rules or other provisions of Code must promptly report the matter to the Chief Compliance Officer.

     o Personal Trading Records Subject To Review By Regulators: The SEC and the NASD have the authority to review individuals' personal trading records. It is not unusual in the course of regulatory exams for the examiners to interview individuals about their trading activity violations of the Code of Ethics.

     o Even if you receive preclearance, you cannot be ensured that you have not violated the Code.

     o The Compliance Department has the authority to review records and request additional information.

     o The privacy of your reported information is extremely important and will be held in the utmost confidence.

Basis for Rules

The rules and procedures that apply to personal trading for Retail Access Persons are derived from:

         Securities and investment laws

               o    Securities Act of 1933

               o    Securities Exchange Act of 1934

               o    Investment Company Act of 1940

               o    Investment Advisers Act of 1940

               o    Insider Trading and Securities Fraud Enforcement Act of 1988

          Rules, regulations and corporate policies

               o    Securities and Exchange Commission (SEC)

               o    National Association of Securities Dealers (NASD)

               o    Ameriprise Financial Insider Trading Policy

               o    Ameriprise Financial Code of Conduct

          Investment Company Institute (ICI) Guidelines to Industry on Personal Investing

Definitions

This Investment Adviser Code of Ethics for Retail Access Persons applies to all persons associated with Ameriprise Financial other than Investment Access Persons and P2 Advisors and their employees.

Access Persons: supervised persons and other persons who are employees or associated persons of Ameriprise Financial, who have access to nonpublic information regarding clients' purchase or sale of securities or non public information regarding the portfolio holdings of Proprietary Funds, are involved in making securities recommendations to clients, or who have access to recommendations that are nonpublic.

          Retail Access Persons: Access Persons who have access only to Ameriprise Financial retail client information.

          Investment Access Persons: Access Persons who have access to Ameriprise Financial / RiverSource institutional client information. Investment Access Persons are also subject to rule 17j-1 under the Investment Company Act of 1940.

Limited Offerings (Private Placements): A Limited Offering is an offering of securities exempt from registration due to exemptions for the size of offering and the number of purchasers as defined under the Securities Act of 1933 pursuant to section 4(2) or section 4(6) (14 U.S.C. 77d(2) or 77d(6) or pursuant to Rule 504, 505 or 506 of Regulation D under the Securities Act of 1933. Limited Offerings include Private Placements. You are not allowed to invest in Limited Offerings (Private Placements) without preclearance - see page 16.

Supervised Person: any partner, officer, director (or other person occupying a similar status or performing similar functions), or an employee of an investment adviser, or other person who provides investment advice on behalf of the investment adviser and is subject to the supervision and control of the investment adviser.

Mutual Funds: U.S. registered open-end investment companies the shares of which are redeemable on any business day at the net asset value, including Mutual Funds that underlie variable annuity and variable life insurance contracts.

Proprietary Funds: investment companies that are registered with the SEC and for which Ameriprise Financial / RiverSource serves as an Investment Adviser.

Non-proprietary Funds: investment companies that are registered with the SEC and are not Proprietary Funds.

            Reporting Requirements for Retail Access Person Employees

Securities Activities Which Must Be Reported

All personal securities trading activities (i.e., stocks, options, bonds, Mutual Fund shares, etc.), whether bought or sold, must be reported, with the exception of such things as money market mutual funds and certificates of deposit. See "How to Comply" section below for more information. A chart indicating which transactions must be reported is located on pages 14-15. You must report activity involving securities trading in which you have a beneficial ownership. This includes accounts held in the name of any of the following individuals:

o    You

o    Your spouse/partner

o    Financially dependent members of your household

In addition, these rules apply to the following types of accounts if any of the individuals listed above:

o    Is a trustee or custodian for an account (e.g., for a child or parent)

o Exercises discretion over an account via a power of attorney arrangement or as an executor of an estate after death

o    Owns an IRA

o    Participates in an investment club

o Has another arrangement where you give advice and also have a direct or indirect ownership.

Failure to disclose all brokerage and Mutual Fund accounts is a violation of the Code and may result in a sanction, which includes possible termination.

How To Comply

Unless you have an exception approved by Personal Trade Compliance, your personal trading must be conducted through one of three brokers - Ameriprise Financial Brokerage, Schwab, or Merrill Lynch.

You must report any new accounts opened by immediately completing the following steps:

o Complete the Brokerage Account Notification Form on page 32 and return it to Personal Trading, H26/1880. Failure to properly carry out this notification process may result in a sanction.

o Notify your broker of your association with Ameriprise Financial. You are responsible for notifying your broker that you work for Ameriprise Financial, a broker/dealer, and ensuring that Personal Trade Compliance is provided with duplicate statements and confirmations for your account(s).

What types of investments must be transferred to or held at one of the limited choice firms?

o Stocks -- common (including Ameriprise Financial), preferred, convertible preferred, short sales, rights or warrants

o    Corporate bonds (including convertible and foreign)

o    State and local municipal bonds

o    Derivatives, including futures, options and index securities

o    Limited partnerships (if purchased through a brokerage account)

o Unit Investment Trusts (UITs), American Depository Receipts (ADRs) and Real Estate Investment Trusts (REITs), Exchange Traded Funds and closed-end funds.

o Managed or wrap accounts in which individual securities are held and the investor has the ability to exercise trading discretion

o Proprietary Funds must be held through Ameriprise Financial Brokerage, Ameriprise Financial 401(k) Plan, "at fund" (directly with the Mutual
     Fund), or underlying a variable annuity or variable life insurance contract from IDS Life Insurance Company or another affiliate of Ameriprise Financial.

What investments are not subject to this limited choice policy?

Some investments are not subject to this policy, and therefore, do not need to be transferred. You may continue to hold the following investments in brokerage accounts at other firms:

o    Non-proprietary Funds

o    Annuities

o Certificates of Deposit, savings certificates, checking and savings accounts and money market accounts

o    Commercial paper

o    Dividend reinvestment plans

o    Employer sponsored incentive savings plans

o US Government bonds (U.S. Treasury notes, bills, bonds, STRIPS, savings bonds)

o    Church bonds

o Limited Offerings / Private Placements (These transactions require specific preclearance-see page 16)

o    Managed or wrap accounts that do not include individual securities

Exceptions to Limited Choice

Exceptions to the limited choice policy of conducting personal trading through one of the three authorized brokers - Ameriprise Financial Brokerage, Schwab, or Merrill Lynch - will be rare. If you believe your situation warrants an exception, print and complete the Exception Request Form found on page 33.

If you are granted an exception you are responsible for ensuring that Personal Trade Compliance receives duplicate confirmations and statements.

An exception to the limited choice policy does not eliminate the need to comply with the rest of the Investment Adviser Code of Ethics.

                 Securities Reporting for Retail Access Persons

                                                          ---------------------------------------------------------
This chart indicates which securities must be disclosed   Is reporting required for these transactions?
with your initial and annual certification.
American Depository Receipts/Shares/Units                                           Yes
(ADRs/ADSs/ADUs)
--------------------------------------------------------- ---------------------------------------------------------
Annuities - Fixed                                                                    No
(other than market value adjusted annuities)
-------------------------------------------------------------------------------------------------------------------
Annuities - Variable and market value adjusted annuities                            Yes
--------------------------------------------------------- ---------------------------------------------------------
American Express Stock                                                              Yes
--------------------------------------------------------- ---------------------------------------------------------
(Options on) American Express Stock (i.e., puts and                         Ban has been lifted
calls)*
--------------------------------------------------------- ---------------------------------------------------------
American Express stock options (obtained as a part of an                            Yes
incentive plan)*
--------------------------------------------------------- ---------------------------------------------------------
Ameriprise Financial Stock *                                                        Yes

                                                            Executive Leadership Team need to preclear with the
                                                                        Corporate Secretary's office
--------------------------------------------------------- ---------------------------------------------------------
(Options on) Ameriprise Financial Stock (i.e., puts and                          Prohibited
calls)*
--------------------------------------------------------- ---------------------------------------------------------
Ameriprise Financial stock options (obtained as a part                              Yes
of an incentive plan)*
                                                            Executive Leadership Team need to preclear with the
                                                                        Corporate Secretary's office
--------------------------------------------------------- ---------------------------------------------------------
Bonds and other debt instruments:  corporate                                        Yes
--------------------------------------------------------- ---------------------------------------------------------
Bonds and other debt instruments:  convertible                                      Yes
--------------------------------------------------------- ---------------------------------------------------------
Bonds and other direct debt instruments of the U.S.                                  No
Government:  (e.g. Treasury notes, bills, bonds or
STRIPS)
--------------------------------------------------------- ---------------------------------------------------------
Bonds and other debt instruments:  U.S. Guaranteed or of                            Yes
federally sponsored enterprises (FHLMC, FNMA, GNMA, etc.)
--------------------------------------------------------- ---------------------------------------------------------
Bonds and other debt instruments:  Municipal                                        Yes
--------------------------------------------------------- ---------------------------------------------------------
Bonds and other debt instruments:  Church                                           Yes
--------------------------------------------------------- ---------------------------------------------------------
Bonds and other debt instruments:  closely held                                     Yes
--------------------------------------------------------- ---------------------------------------------------------
Bank certificates of deposit, Savings Certificates,                                 No
checking and savings accounts and money market accounts.
bankers' acceptances, commercial paper and high quality
short-term debt instruments, including repurchase
agreements.
--------------------------------------------------------- ---------------------------------------------------------
Closed-end funds: including registered fund of hedge                                Yes
funds
--------------------------------------------------------- ---------------------------------------------------------
Derivatives (DECS, ELKS, PRIDES, etc.)                                              Yes
--------------------------------------------------------- ---------------------------------------------------------
Futures:  commodity, currency, financial, or stock index                            Yes
--------------------------------------------------------- ---------------------------------------------------------
Index Securities  -  (S&P 500, SPDRS/SPY, Diamonds/DIA,                             Yes
Cubes/QQQ, etc., Exchange Traded Funds,  Holders Trusts
--------------------------------------------------------- ---------------------------------------------------------
Limited Offerings / Private Placements - Equity and                       Yes - on quarterly form
Fixed Income
                                                                    Preclearance is required see page 16
--------------------------------------------------------- ---------------------------------------------------------

                                                          ---------------------------------------------------------
This chart indicates which securities must be disclosed   Is reporting required for these transactions?
with your initial and annual certification.
American Depository Receipts/Shares/Units                                           Yes
(ADRs/ADSs/ADUs)
--------------------------------------------------------- ---------------------------------------------------------
Limited Partnerships                                                                Yes
--------------------------------------------------------- ---------------------------------------------------------
Limit order                                                                         Yes
--------------------------------------------------------- ---------------------------------------------------------
Managed or wrap accounts:

o    If individual securities held and investor has                                 Yes
     ability to exercise trading discretion

o    If individual securities held and investor does
     not have ability to exercise trading discretion                                Yes
--------------------------------------------------------- ---------------------------------------------------------
Mutual Funds (other than money market mutual funds)                                 Yes
--------------------------------------------------------- ---------------------------------------------------------
Money market mutual funds                                                            No
--------------------------------------------------------- ---------------------------------------------------------
Options on stocks                                                                   Yes
--------------------------------------------------------- ---------------------------------------------------------
Options:  exercise of option to buy or sell underlying                              Yes
stock
--------------------------------------------------------- ---------------------------------------------------------
Options on futures and indices (currency, financial, or                             Yes
stock index)
--------------------------------------------------------- ---------------------------------------------------------
REITS (Real Estate Investment Trusts)                                               Yes
--------------------------------------------------------- ---------------------------------------------------------
Stocks:  common or preferred (you do not need to report                             Yes
Dividend Reinvestment Plans - DRIPS unless you are a
grade 45 or above)
--------------------------------------------------------- ---------------------------------------------------------
Stocks:  convertible preferred                                                      Yes
--------------------------------------------------------- ---------------------------------------------------------
Stocks:  short sales  (short sales prohibited on                                    Yes
Ameriprise Financial stock)
--------------------------------------------------------- ---------------------------------------------------------
Stocks (owned) - exchanges, swaps, mergers, tender offers                           Yes
--------------------------------------------------------- ---------------------------------------------------------
Stocks - public offerings (initial OR secondary)                                 Prohibited
--------------------------------------------------------- ---------------------------------------------------------
Stocks - Rights or warrants acquired separately                                     Yes
--------------------------------------------------------- ---------------------------------------------------------
Unit Investment Trusts (UITs)                                                       Yes
--------------------------------------------------------- ---------------------------------------------------------

* Incentive awards of Ameriprise Financial stock options, restricted stock and portfolio grants and the sale through Ameriprise Financial of a part of these shares to cover taxes at the time of vesting or exercise are subject to reporting. In addition, other holdings, purchases and sales of Ameriprise Financial stock are required to be reported.

Special note for 401(k)'s: reporting is required for any 401(k) or an employer sponsored incentive savings plan held by the Access Person. For any 401(k) held by a spouse who is not also an Access Person, reporting is only required on Ameriprise Financial / RiverSource Proprietary Fund holdings or any other reportable security indicated above. In other words, an Access Person does not need to report Non-proprietary Funds held in a spouse's 401(k) plan.

Special note for automatic investment plans: you do not need to report transactions that are made as part of a regular periodic purchase (or withdrawal). For example: payroll deduction, bank authorizations etc.

                    Additional Rules & Reporting Requirements

Limited Offerings (Private Placement) Preclearance - Equity and Fixed Income

All Access Persons need to obtain approval to invest in any Limited Offerings (private placements), i.e., a security not offered to the public. Approvals must be obtained in writing from your leader or registered principal and Personal Trade Compliance prior to investing.

How to obtain approval - Write an explanation of the investment and submit the request to your Leader or Registered Principal. Included in the request should be an explanation of:

o    the nature of the investment

o    how you were solicited

o    approximate dollar amount you are planning to invest

o whether or not the opportunity was being offered to any of Ameriprise Financial / RiverSource's managed accounts or to any of your clients

o whether the security is likely to be purchased by an Ameriprise Financial / RiverSource managed account or any of your clients in the future.

In considering whether to make a request, consider whether your investment might create a conflict with a business interest of Ameriprise Financial. See the Ameriprise Financial Code of Conduct and the Compliance Resource Guide.

How Limited Offerings/private placements are approved - Your leader or registered principal will approve or reject your request, and return the request to you. If approval is granted, send the request via lotus notes to "Private Placement Preclearance". You cannot enter into the proposed transaction without approval from Personal Trade Compliance.

Personal Trade Compliance will respond to you requesting any additional information or further documentation needed to make a decision. Upon receipt of all necessary documentation, Personal Trade Compliance will then confirm in writing whether you can invest. If your investment is approved, you must report the investment on the quarterly reporting form, which will be provided to you.

If you have questions about how the private placement approval process applies to a transaction you are considering, please contact us by sending a lotus note to "Personal Trading" or call us at 612-671-5196 before you invest.

Failure to completely and accurately disclose brokerage & Mutual Fund accounts, holdings and quarterly non-brokerage activity by the time frames specified by Personal Trade Compliance is a violation of the Code and may result in a sanction, which includes possible termination.

Initial Holdings Disclosure

New Access Persons must disclose certain securities holdings in which they have a beneficial interest. All new Access Persons will receive a copy of the Code of Ethics that applies to them and that includes an Account Certification and Holdings Disclosure form. This document must be returned to Personal Trade Compliance H26/1880 within 10 days. An example of this form is located on pages 29-30.

Annual Certification and Annual Holdings Disclosure

In addition to reporting requirements already outlined, every Access Person must submit an annual certification form. If you are new to the company, you will receive a form and instructions when you attend your orientation session. If you do not attend this orientation session, please contact the Personal Trade area 612-671-5196 for the information.

All Access Persons must also disclose annually certain securities holdings in which they have a beneficial interest. Failure to disclose annual holdings by the time frames specified by Personal Trade Compliance may result in a sanction, which includes possible termination.

All Access Persons will receive a form electronically on an annual basis from Personal Trade Compliance. You should document your account(s) certification and holdings disclosures on this form.

Quarterly Reporting and Certification

Personal Trade Compliance will send you a form each quarter to indicate whether, for a given calendar quarter, you executed securities transactions outside of a broker-dealer account or engaged in transactions in Mutual Funds as identified on the quarterly reporting form.

You must return the quarterly reporting form to Personal Trade Compliance within 30 calendar days of the last day of the quarter. You will also be asked to certify quarterly that you have complied with the provisions of this Code of Ethics relating to transactions in Mutual Funds including prohibitions on market timing and the misuse of material non-public information relating to Mutual Funds, including information relating to portfolio contents or pricing.

Investment Clubs

There is no prohibition against joining an investment club. When forming an investment club, please provide the following to Personal Trade Compliance:

     o    a copy of the Brokerage Account Notification Form (see page 32)

     o    a copy of your investment club's bylaws

     o a listing of the members of the club and an indication if any members are employees, independent contractors or associated persons of Ameriprise Financial. Please include the individual's employee, Advisor, or contractor identification number.

     o    the contact person for the club in case of questions

     o the account needs to be held at Ameriprise Financial Brokerage, Schwab or Merrill Lynch, unless the club has been granted an exception from Compliance

Advisors

You may not solicit clients of Ameriprise Financial to become investment club members, due to possible conflicts of interest. If an existing member of your investment club later becomes your client, you must obtain a written and signed disclaimer from him/her immediately. A sample copy of the disclaimer is attached on page 34. This disclaimer must state the investment club relationship was pre-existing and entered into freely, and the client understands Ameriprise Financial in no way endorse, approve, or guarantee any activity undertaken by the club. Furthermore, the client/club member's understands Ameriprise Financial have no responsibility for the financial results due to his/her participation in the club. A completed copy of the Client Disclosure Form must be routed to Personal Trade Compliance immediately.

Sanctions

Sanctions will be imposed for violations of Ameriprise Financial, SEC, or NASD rules or policies. These sanctions are communicated via violation letters and may vary depending on the severity of the violation, if a record of previous violations exists and/or the violation was self-reported. Examples of potential sanctions include (but are not limited to):

o a written reminder about the rules (with a copy to the individual's manager)

o notification to your broker to freeze your account from any buy-side trading. This is a typical sanction if you fail to move your account(s) to one of the three limited choice brokers - Ameriprise Financial Brokerage, Schwab, or Merrill Lynch. The account could then be used only for transfers and liquidations.

o    prohibition against personal trading for a specific period of time

o    forfeiture of trading profits

o    monetary fine

o negative impact on the individual's bonus or other compensation and or performance rating

o    termination

A written record of each violation and sanction is maintained by Personal Trade Compliance.

Unusual Trading Activity

The Personal Trade Committee and your department head review your personal trading activity regularly. We may ask to review specific transactions with you or your broker if clarification is necessary. You may also be asked to supply Personal Trade Compliance with a written explanation of your personal trade(s). Examples of situations that may require a memo of explanation include, but are not limited to:

o    violations of personal trading rules

o trades in a security shortly before our Investment Department trades in the same security on behalf of a client

o    patterns of personal trading that are similar to your clients' trading

o    significant changes in trading volume

o    patterns of short-term, in and out trading

o    significant positions in illiquid securities

o    a number of employees trading in the same security in the same time frame

Responsibilities of the Chief Compliance Officer, or their delegate, related to
                                Personal Trading

Process and Responsibility

The Chief Compliance Officer, or their delegate, has primary responsibility for enforcing the Code. The Personal Trade Committee (PTC) reviews all alleged personal trading violations and any sanctions applied. If the alleged violator is the Chief Compliance Officer, the matter must be reported to the PTC and the General Counsel of the firm.

Opportunity to Respond

A person charged with a violation of the Code shall have the opportunity to appear before the person or persons enforcing the Code and to respond to all charges, orally or in writing.

Initial Holdings Report; Annual Holdings Report

The Chief Compliance Officer, or their delegate, shall review and maintain all initial and annual holdings reports. Completion of the review shall be indicated on the report itself and shall involve such considerations as the Chief Compliance Officer, or their delegate, deems necessary to enforce the provisions and intent of this Code.

Quarterly Personal Trading Reports

The Chief Compliance Officer, or their delegate, shall review and maintain all quarterly transaction reports. Completion of the review shall be indicated on the report itself and shall involve such considerations as the Chief Compliance Officer, or their delegate deems necessary to enforce the provisions and intent of this Code.

Pre-Clearance

The Chief Compliance Officer, or their delegate, shall review and approve or disapprove all Access Person requests to pre-clear securities transactions. Such review shall involve such considerations as the Chief Compliance Officer, or their delegate, deems necessary to enforce the provisions and intent of this Code.

Violations or Suspected Violations

If the Chief Compliance Officer, or their delegate becomes aware of a violation or suspected violation of the Code as a result of such review, the Chief Compliance Officer, or their delegate, shall take whatever steps deemed necessary to enforce the provisions of the Code, including consulting with outside counsel.

Record Retention

Records are required to be kept for seven years (a minimum of two years on site).

                   Ameriprise Financial Insider Trading Policy

                             Ameriprise Financial's
             Statement of Policy and Procedures with Respect to the
               Receipt and Use of Material Non-Public Information

This statement represents the policy of Ameriprise Financial, Inc. and its affiliates (collectively "Ameriprise Financial")(1) with regard to the receipt and use of material non-public information. If you have any questions or comments about this policy, please contact either the General Counsel's Office (the "GCO") or the Compliance Department using the contact information provided at the end of this policy.

A. General

Section 10(b) of the Securities Exchange Act of 1934 (the "Exchange Act"), Rule 10b-5 enacted thereunder and court and Securities and Exchange Commission ("SEC") administrative decisions interpreting these and other relevant provisions make it unlawful for any person to trade or to recommend trading in securities while in the possession of material non-public ("inside") information.

More specifically, the above-referenced provisions and interpretations make it unlawful for a corporate insider to trade while in the possession of inside information. They also make it unlawful for someone who is not a corporate insider to trade while in possession of inside information, when the information is disclosed to the non-insider in violation of an insider's duty to keep it confidential, when the non-insider has a duty to keep the information confidential or when the information is misappropriated (i.e., stolen). Finally, communicating material non-public information to others generally is unlawful.

In light of the above and in compliance with the requirements of Section 204A of the Investment Advisers Act of 1940 (the "Advisers Act'), Rule 206(4)-7 enacted thereunder and the Insider Trading & Securities Fraud Enforcement Act of 1988 (the "Enforcement Act"), Ameriprise Financial prohibits any director, officer, principal or associated person from trading on the basis of or otherwise misusing inside information. The material that follows provides further explanation of what constitutes inside information and of the prohibition on its misuse. The description below is not exhaustive and does not cover every situation. You should contact the GCO or the Compliance Department if you have questions or concerns.

B. What is "Inside Information"?

The term "inside information" is broadly construed by the courts and regulatory authorities. Generally, it includes "material" information, which is "non-public" and has been provided on a confidential basis or in breach of a fiduciary duty. It includes information about a company or another issuer (including a government entity) or the market for the company's or other issuer's securities that has come directly or indirectly from the company or other issuer and that has not been



--------
(1) For purposes of clarity, this statement does not apply to Threadneedle Asset Management Holdings Ltd. and its subsidiaries, each of which has its own insider trading policies and procedures.

disclosed generally to the marketplace. In addition to the issuer, inside information can come from persons with access to the information, including not only the issuer's officers, directors and other employees, but also its auditors, investment bankers and attorneys. Consultants to the issuer or to Ameriprise Financial are other examples of persons who might be sources of inside information.

Material Information: Information is "material" if its dissemination is likely to affect the market price of any of the company's or other issuer's securities or is likely to be considered important by reasonable investors, including reasonable speculative investors, in determining whether to trade in such securities. Other information may or may not be material, depending on its specificity, its magnitude, its reliability and the extent to which it differs from information previously publicly disseminated.

Though there is no precise, generally accepted definition of materiality, information is likely to be material if it relates to significant changes affecting matters such as:

    1.   Dividend or earnings expectations;
    2.   Changes in previously released earnings estimates;
    3.   Write-downs or write-offs of assets;
    4.   Additions to reserves or bad debts or contingent liabilities;
    5.   A significant increase or decrease in orders;
    6.   Expansion or curtailment of company or major division operations;
    7. Proposals or agreements involving a joint venture, merger, acquisition, divestiture or leveraged buy- out;
    8.   A purchase or sale of substantial assets;
    9.   New products or services;
    10.  Exploratory, discovery or research development;
    11.  Criminal indictments, civil litigation or government investigation;
    12.  Disputes with major suppliers or customers;
    13.  Labor disputes including strikes or lock-outs;
    14.  Substantial changes in accounting methods;
    15.  Debt service or liquidity problems;
    16.  Extraordinary borrowings;
    17.  Bankruptcy or insolvency;
    18.  Extraordinary management developments;
    19.  Public offerings or private sales of debt or equity securities;
    20.  Calls, redemptions or purchases of the company's own stock;
    21.  Issuer tender offers; or
    22.  Recapitalizations.

If you are dealing with such information, presume it is material and contact the GCO or the Compliance Department so they can assist you in determining whether it is in fact material.

Inside information about a company or other issuer can also be material because of its expected effect on a particular class of a company's securities, all of the company's securities, the securities of another company or issuer or the securities of several companies or issuers. Moreover, the resulting prohibition against the misuse of inside information reaches all types of securities (whether stock or other equity interests, corporate debt, government or municipal obligations, or commercial paper) as well as any option related to that security (such as a put or call, or an index security if the nonpublic information is material to the index security).

Non-public Information: In order for information to qualify as inside information, it must not only be material, it must be "non-public." Non-public information is information that has not been made available to investors generally. It includes information received in circumstances indicating that it is not yet in general circulation. It also includes situations in which the recipient knows or should know that the information could only have been provided directly or indirectly by the issuer or its insiders.

Once material non-public information has been released to the investing public, it loses its status as inside information. However, for non-public information to become public, it must be disseminated through recognized channels of distribution designed to reach the securities marketplace.

To show that material information is public, you should be able to point to some fact verifying that the information has become generally available. For example, disclosure in a national business and financial wire service (e.g., Dow Jones or Reuters), by a national news service (e.g., the Associated Press or United Press International) publication in a local newspaper, in a national newspaper (e.g., The Wall Street Journal or The New York Times) or in a publicly disseminated disclosure document (e.g., a proxy statement or a prospectus) would all be sufficient to consider the information generally available. The circulation of rumors or "talk on the street," even if accurate, widespread and reported in the media, does not constitute the requisite public disclosure.

Furthermore, material non-public information is not made public through selective dissemination. See the Portfolio Holdings Disclosure policy for applicable procedures and additional information. Material information disclosed only to institutional investors or to a fund analyst or a favored group of analysts generally retains its status as non-public information and must not be disclosed or otherwise misused. (Please consult with the GCO or the Compliance Department if an issuer or its agent, such as its investment banker, mistakenly discloses non-public information to investors.) Similarly, partial disclosure does not constitute public dissemination. As long as any material component of the inside information possessed by any director, officer, principal or associated person of Ameriprise Financial has yet to be publicly disclosed, the information is non-public and trades based on such information are prohibited.

Information Provided in Confidence: Occasionally, one or more directors, officers, principals or associated persons of Ameriprise Financial may become temporary insiders because of a fiduciary or commercial relationship with another company. For example, personnel at Ameriprise Financial may temporarily become insiders when an external source, such as a company or officer of a company, entrusts material non-public information in connection with a commercial relationship or transaction to a director, officer, principal or associated person of Ameriprise Financial with the expectation that the information will remain confidential.

As an insider, we have a fiduciary obligation not to breach the trust of the party that has communicated the inside information by misusing that information. This fiduciary duty arises because we have entered or have been invited to enter into a commercial relationship with another company and have been given access to confidential information solely for the corporate purposes of such company. This obligation remains whether or not we ultimately participate in a transaction related to the information we are given.

Information Disclosed in Breach of a Duty (Tipper and Tippee Liability):
Directors, officers, principals or associated persons of Ameriprise Financial must be especially wary of inside information disclosed in breach of a corporate insider's fiduciary duty. Even when there is no expectation of confidentiality, you may become an insider upon receiving material non-public information in circumstances in which you know or should know that a corporate insider is disclosing information in breach of the fiduciary duty he or she owes his or her company and its shareholders. Whether the disclosure is an improper "tip" that renders the recipient a "tippee" depends on whether the corporate insider expects to benefit personally, either directly or indirectly, from the disclosure. In the context of an improper disclosure by the corporate insider, the requisite "personal benefit" is not limited to a business or future monetary gain. Rather, a prohibited personal benefit may include a reputational benefit, an expectation of a quid pro quo from the recipient or the recipient's employer, or an intention to benefit the recipient or the recipient's employer, through a gift of the inside information.

You may, depending on the circumstances, also become an insider or tippee when you obtain material non-public information by happenstance, including information derived from social situations, business gatherings, overheard conversations, misplaced documents and tips from insiders or other third parties.

Given the potentially severe regulatory, civil and criminal sanctions to which you, Ameriprise Financial and other Ameriprise Financial personnel could be subject, if you are a director, officer, principal or associated person uncertain as to whether the information you possess is inside information, you should immediately call the GCO or the Compliance Department rather than relying on your own interpretation of the applicable law. Pending a final determination in consultation with the GCO and/or the Compliance Department, the information should be treated as inside information that cannot otherwise be communicated or misused.

C. Criminal and Civil Penalties and Regulatory Sanctions for Insider Trading

Penalties for misusing inside information are severe. Depending on the circumstances and the adequacy of the relevant procedures, the individual involved, his or her supervisor, the employer's principals, officers, directors and other supervisory personnel could all face substantial regulatory, civil and criminal sanctions.

For example, Ameriprise Financial personnel who either trade on inside information or become subject to tipper or tippee liability are subject to the following penalties:

1. A civil penalty of up to three times the profit gained or loss avoided;

2. A criminal fine of up to $5,000,000; and

3. A jail term of up to 20 years.

Furthermore, Ameriprise Financial and its supervisory personnel, if they fail to take appropriate steps to prevent insider trading, are subject to the following penalties:

1. A civil penalty of up to $1,000,000 or, if greater, three times the profit gained or loss avoided as a result of the employee's violation; and

2. A criminal penalty of up to $2,500,000 for individuals and up to $25,000,000 for Ameriprise Financial.

Finally, violations of insider trading laws could result in civil injunctions and a suspension or permanent bar from the securities industry.

D. Company Rules Regarding Misuse of Inside Information

Listed below are certain Ameriprise Financial rules prohibiting the misuse of inside information. No director, principal, officer or associated person of Ameriprise Financial may violate these rules or authorize or allow any violation of these rules. Anyone who knows or has reason to suspect that these rules have been violated must bring such actual or potential violation to the immediate attention of the Compliance Department.

No director, officer, principal or associated person of Ameriprise Financial shall purchase or sell or recommend or direct the purchase or sale of a security for any client or any client's account managed by Ameriprise Financial (including accounts owned by Ameriprise Financial) or for any other person while in possession of insider information relevant to that security.

No director, officer, principal or associated person of Ameriprise Financial shall take advantage of inside information to purchase or sell or recommend or direct the purchase or sale of any security for his or her own account, for any account over which he or she has a direct or indirect beneficial interest (including an account held by or for any family member or family-related trust) or for any client.

No director, officer, principal or associated person of Ameriprise Financial shall disclose inside information to any person, unless such disclosure is both authorized and necessary to effectively carry out the project or transaction for which Ameriprise Financial has been approached or engaged.

No director, officer, principal or associated person of Ameriprise Financial shall engage in tipping or recommending, whether formally, informally, orally or in writing, the purchase or sale of any security based on inside information relevant to that security.

No director, officer, principal or associated person of Ameriprise Financial shall misappropriate confidential information in connection with the purchase or sale of securities.

No director, officer, principal or associated person of Ameriprise Financial shall trade for his or her personal account with the expectation that an account managed by Ameriprise Financial will soon trade in the same security (otherwise known as front-running).

No director, officer, principal or associated person of Ameriprise Financial shall give consideration to any inside information furnished by any broker-dealer when recommending the allocation of brokerage to any broker-dealer. However, consistent with Ameriprise Financial's efforts to secure best price and execution, Ameriprise Financial does allocate brokerage business to broker-dealers who are in a position to supplement Ameriprise Financial's research and analysis, in order to corroborate data compiled by Ameriprise Financial's staff and to consider the views and information of others in arriving at its investment decisions. Despite these considerations, it remains Ameriprise Financial's policy that brokerage not be allocated in consideration of the furnishing of inside information.

No director, officer, principal or associated person of Ameriprise Financial has any obligation to investment companies or other clients advised by Ameriprise Financial to trade or recommend trading on the basis of material non-public information in their possession. Ameriprise Financial-associated persons' fiduciary responsibility to their clients does not require that they disregard the limitations imposed by the federal securities laws, particularly Rule 10b-5.

(The foregoing prohibitions apply not only to securities directly affected by the inside information, but also to any other securities that may be reasonably expected to be indirectly affected by the public disclosure of such information.)

In addition to the criminal, civil and regulatory penalties described above, any person who is found to have violated these rules or who is found to have violated a federal or state securities law or regulation related to the misuse of inside information will be subject to serious sanctions by Ameriprise Financial, including termination of employment.

The rules outlined above are not meant to be exhaustive of the situations that could potentially give rise to insider trading liability. They are intended to provide examples of the types of situations likely to raise significant issues with respect to the misuse of inside information. Furthermore, these examples should not be taken as a confirmation that insider trading liability would necessarily arise in each situation involving the same or similar facts. Whether such liability exists can only be determined with the assistance of counsel considering all attendant circumstances.

Identifying inside information: To assist you in identifying what may be inside information, you should ask the following questions routinely when you receive either confidential commercial information or information disclosed in breach of fiduciary duties:

1.   Is the information material?

2. Is the information such that an investor would consider it important in making his or her investment decisions?

3. Is the information such that it would substantially affect the market price of securities if generally disclosed?

4.   Is the information non-public?

5. To whom has this information been provided? For example, has the information been effectively communicated to the marketplace through disclosure by the United Press International, the Associated Press or Reuters, or published in The Wall Street Journal or other publications of general circulation?

If, after considering the above questions, you believe that the information may be material and non-public, or if you have any questions as to whether its use will violate the law, you should contact the GCO or the Compliance Department using the contact information provided below. Whenever you (or any other Ameriprise Financial-associated person) receive potentially material information about an issuer that you know or have reason to believe is directly or indirectly attributable to the issuer or its insiders, you must determine that the information is public before trading on the basis or while in possession of the information or before divulging the information to any person. The information may, however, be communicated, as provided in this policy, to others who are subject to the same prohibitions on trading. If you have any question at all as to whether the information is material or whether it is inside and non-public, you must resolve the question by contacting the GCO or the Compliance Department before trading. You must not discuss the information with any Ameriprise Financial-associated person other than the business unit compliance officer in the Investment Department, or appropriate contacts in the GCO or the Compliance Department. If there are any unresolved questions in your mind as to the applicability or interpretation of the foregoing standards or the propriety of any desired action, you must discuss the matter with the GCO or the Compliance Department prior to trading or recommending trading.

E. Personal Securities Trading

The Enforcement Act also requires Ameriprise Financial to establish monitoring and review procedures that are reasonably designed to prevent personnel from misusing inside information. See the Ameriprise Financial Investment Adviser Code of Ethics for applicable procedures and additional information.

F. Implementation of this Statement of Policy

The respective Senior Vice President for each business department within Ameriprise Financial, in coordination with the Chief Compliance Officer of the applicable investment adviser, is responsible for implementing this Statement of Policy with respect to each of their respective Ameriprise Financial-associated persons. Notwithstanding the foregoing, the Chief Compliance Officer remains ultimately responsible for oversight of the implementation and enforcement of this statement of policy and is available to address any questions or concerns of any director, officer, principal or associated person of Ameriprise Financial.

This Statement of Policy will be distributed to all Ameriprise Financial-associated persons and will be issued and explained to all new personnel at the time of their employment with Ameriprise Financial. In addition, at least annually and at such other times as the Chief Compliance Officer of the applicable investment adviser may determine it is necessary or appropriate, representatives of the Compliance Department and/or the GCO will meet with Investment Department personnel to review this Statement of Policy. Any amendments to this policy will also be distributed to all Ameriprise Financial-associated persons.

The GCO and the Compliance Department, in coordination with the Chief Compliance Officer, will review this Statement of Policy on a periodic basis and may revise it in the light of developments in the law, questions or interpretation, and practical experience with the procedures contemplated by the Statement.

G. Contacts

If you have questions or comments about this policy, please contact Investment Department legal counsel in the GCO, or Investment Compliance Department.

                        Forms and Completion Instructions

Below are the steps for completing the Initial Personal Account and Holdings Disclosure ("Initial Certification") Form found on pages 29 and 30:

1. Write your name, Social Security number, ID number, and Routing (or Area Office if you are in the field) on the top portion of the form.

2.   Check the appropriate box in Section 1.

          o If you check YES in Section 1, complete all requested information in Sections 2 and 3.

          o If you check NO in Section 1 and you do not have accounts, but you do have holdings (i.e. physical stock certificate) to report, complete Sections 2 and 3.

          o If you check NO in Section 1 and you have no accounts and no holdings to report, complete Section 3.

          o Please note: A brokerage account is an account in which securities are bought and sold (i.e. stock, bonds, futures, options, Mutual Funds etc.). This includes employer-sponsored incentive savings plans.

3. In Section 2, state the firm name, account number, and type of ownership. If securities are held outside of a brokerage account (i.e. physical stock certificate), enter "n/a" in the firm name field.

          o Direct: You are the owner of the account (i.e., joint, individual or IRA ownership).

          o Indirect: Accounts in which you have a beneficial interest (see definition below), and that are registered in another person's name. This includes members of your household (e.g., spouse, partner, minor children, etc.).

          o    Club: You are a member of an investment club.

          o Advised: You have another arrangement where you give advice and also have a direct or indirect ownership.

          o Managed: You have no discretion over the investments in the account.

4.   Sign and date the form in Section 3.

5. Return pages 29 and 30 to Personal Trade Compliance (H26/1880) within 5 business days.

ADDITIONAL INFORMATION

o You must complete and return this form even if you have no accounts or holdings to disclose.

o Brokerage accounts: You must disclose all brokerage accounts you own or in which you have a beneficial interest. This includes Ameriprise Brokerage and accounts held with any other broker.

o Mutual Funds: You must disclose all proprietary (RiverSource) and non-proprietary (non- RiverSource) Mutual Funds held direct-at-fund, including variable annuities and variable life insurance.

o 401(k)s: Reporting is required for any 401(k), 403(b), or employer-sponsored incentive savings plan held by the Associated Person. For a 401(k) held by a spouse/partner (who is not also associated with Ameriprise), report all holdings excluding non-proprietary funds.

o Beneficial Interest: You must disclose accounts in which you have a beneficial interest. This includes accounts held in the name of you, your spouse/partner, or any financially dependent member of your household. Additionally, beneficial interest extends to the following types of accounts if you, your spouse/partner or financially dependent member of your household:

          o Is a trustee or custodian for an account (e.g., for a child or parent)

          o Exercises discretion over an account via a power of attorney arrangement, as an executor of an estate after death, or through providing investment advice for compensation

          o    Owns an IRA

          o    Participates in an investment club

          o Has another arrangement substantially equivalent to direct or indirect ownership.

     NOTE: If none of the above beneficial interest situations apply and you are solely the beneficiary on an account, you do not need to disclose that account.

For questions about securities that you are responsible for disclosing, see pages 14-15 of the Investment Adviser Code of Ethics.

              Initial Personal Account and Holdings Disclosure Form
                              Retail Access Persons

-------------------------------------- -----------------------------------------
Name:                                  Social Security #:
-------------------------------------- -----------------------------------------
ID Number:                             Routing or Area Office #:
-------------------------------------- -----------------------------------------

Section 1

Do you or any members of your household have any brokerage or Mutual Fund account(s) (including Ameriprise Brokerage accounts) in which you have a direct or indirect beneficial interest, advise for others, have managed by another person(s), or participate in as a member of an investment club?

[ ] YES If yes, complete Section 2 listing all accounts including Ameriprise Brokerage, Schwab or Merrill Lynch and all holdings within those accounts. Then complete Section 3.

[ ] NO If you do not have accounts but you have holdings to report please fill out Sections 2 and 3.
        If you have no accounts and no holdings to report, please complete
        Section 3.

Section 2
                             ACCOUNT/HOLDINGS DETAIL

o    Please complete all columns.

o Initial page 30 if submitting electronically; sign page 30 if submitting a hard copy.

o If submitting electronically, please send via e-mail to personal.trading@ampf.com.

o If submitting a hard copy, please send to Personal Trade Compliance, H26/1880.

o    Please return this form to Personal Trade Compliance within 5 days.

------------------------------- ----------------------------- --------------------- ----------------------------- ---------------
Brokerage Firm Name or             Security Description:            Account         Ownership Type /  SSN         Quantity
Institution Name where          Name or ticker symbol                Number         (D, I, C, A, M)*              Shares or
securities are held. If         (or CUSIP) of Security                              NOTE: Only input the Social   amount
securities are not held in an                                                       Security number if different
account, input  N/A                                                                 from your own
------------------------------- ----------------------------- --------------------- ----------------------------- ---------------
------------------------------- ----------------------------- --------------------- ----------------------------- ---------------

------------------------------- ----------------------------- --------------------- ----------------------------- ---------------

------------------------------- ----------------------------- --------------------- ----------------------------- ---------------

------------------------------- ----------------------------- --------------------- ----------------------------- ---------------

------------------------------- ----------------------------- --------------------- ----------------------------- ---------------

------------------------------- ----------------------------- --------------------- ----------------------------- ---------------

------------------------------- ----------------------------- --------------------- ----------------------------- ---------------

------------------------------- ----------------------------- --------------------- ----------------------------- ---------------

------------------------------- ----------------------------- --------------------- ----------------------------- ---------------

* D = Direct; I = Indirect; C = Club; A = Advised; M = Managed. For Ownership Type definitions, see page 28

If more space is needed, attach the additional information on a separate page. Please sign and date any attached sheets.

Section 3

By signing or initialing this document, I am certifying that:

o The accounts listed above are the only accounts in which I have a direct or indirect beneficial interest at this time.

o I understand that failure to completely disclose all of my brokerage accounts and Mutual Fund accounts to Personal Trade Compliance may result in sanctions, which could lead to termination.

o If I have one or more managed accounts, I do not have trading discretion for the accounts.

o I have completely filled out this certification form so a letter authorizing duplicate confirmations and statements can be sent to my broker until my accounts have been transferred to one of the three limited choice brokerage firms.

o I understand that failure to completely disclose all of my security holdings to Personal Trade Compliance or failure to complete this form by the required due date may result in sanctions, which could include termination.

o    I will not participate in market timing of any Mutual Fund.

o If I open any new brokerage accounts I will notify Personal Trade Compliance in writing by filling out a Brokerage Account Notification form before the first trade is conducted.

o The securities listed above are the holdings I have at this time. I understand that failure to completely disclose all of my holdings to Personal Trade Compliance may result in sanctions, which could include termination.

o I have read and understand the Ameriprise Financial Insider Trading Policy and Investment Adviser Code of Ethics document and will abide by them.

-----------------------------------------            ---------------------------
Signature                                            Date

                 Return to: Personal Trade Compliance-- H26/1880

                   Brokerage Account Notification Form Process

On the following page is the Employee Notification Form that is required to be completed if you--or an immediate family member--maintains an external brokerage account. The brokers other than Ameriprise Financial Brokerage that are allowed at this time are Schwab or Merrill Lynch only.

Please be sure to:

o    Fill out the broker information section.

o Fill out the Access Person information section. Be sure to include family members' information if applicable

o Please send the form to Personal Trade Compliance H26/1880 no later than 5 days after receiving this packet.

Reminder:  Please submit this form prior to any trading

If you have questions, please send a Lotus Note addressed to: Personal Trading or contact the Personal Trade Hotline at 612-671-5196.

***This is not an account transfer form and will not cause your securities to move***

                       BROKERAGE ACCOUNT NOTIFICATION FORM

When to use this form:  Ameriprise Financial personnel are required to complete this form when opening any new brokerage account
                        (including new accounts opened to support an account transfer).

STEP 1:  COMPLETE EMPLOYEE INFORMATION SECTION

     ------------------------------------- -----------------------------------------------------------------------------------------
     Name (First and Last)
     ------------------------------------- -----------------------------------------------------------------------------------------
     ID Number (eg., E12345) / Position                      /   [ ]  Corporate Office Employee [ ]  P1 Advisor  [ ]  Field Employee
     ------------------------------------- -----------------------------------------------------------------------------------------
     Social Security Number
     ------------------------------------- -----------------------------------------------------------------------------------------
     Field or Corporate Office Routing
     ------------------------------------- -----------------------------------------------------------------------------------------

STEP 2:  COMPLETE BROKERAGE ACCOUNT INFORMATION SECTION

     --------------------- --------------------- ---------------------------- -------------- ---------------------------------------
                                                                                                    Broker Dealer (choose one)
                                                                                             ---------------------------------------
     Name on Account       Account Number        Social Security Number       Ownership *     Ameriprise      Charles      Merrill
                                                                                               Financial      Schwab        Lynch
                                                                                               Brokerage
     ===================== ===================== ============================ ============== ============== ============ ===========

     --------------------- --------------------- ---------------------------- -------------- -------------- ------------ -----------

     --------------------- --------------------- ---------------------------- -------------- -------------- ------------ -----------

     --------------------- --------------------- ---------------------------- -------------- -------------- ------------ -----------

     --------------------- --------------------- ---------------------------- -------------- -------------- ------------ -----------

     --------------------- --------------------- ---------------------------- -------------- -------------- ------------ -----------

     --------------------- --------------------- ---------------------------- -------------- -------------- ------------ -----------

     --------------------- --------------------- ---------------------------- -------------- -------------- ------------ -----------

     --------------------- --------------------- ---------------------------- -------------- -------------- ------------ -----------

     --------------------- --------------------- ---------------------------- -------------- -------------- ------------ -----------
         * E.g. Individual, Joint, IRA, UTMA/UGMA, spousal IRA, etc.

STEP 3:  SUBMIT COMPLETED FORM TO PERSONAL TRADE COMPLIANCE


     A. To submit via Interoffice mail, send to Personal Trade Compliance, H26 / 1880.

     B. To submit via Lotus Notes, attach completed form and send to Personal Trading.

                        Limited Choice Exception Request

   Complete this form if one of the situations described below applies to you and you wish to request an exception to the limited choice policy of conducting trading through one of the three authorized firms.

Exception Policy - The typical kinds of situations for which Personal Trade Compliance expects exception requests include:

A. spouse accounts where spouse of Ameriprise Financial employee works for a broker/dealer firm that prohibits outside accounts (supporting documentation to include copy of other firm's policy)
B. accounts for the express business purpose of gaining competitive intelligence about other firm's practices (supporting documentation to include leader approval and specific business purpose for request)
C. non-transferable limited partnership interests held prior to implementation of limited choice policy (supporting documentation to include copies of statements reflecting these holdings) Note: Other holdings and trading would remain subject to limited choice.
D. managed accounts where, e.g., employee has authorized broker to exercise investment discretion on employee's behalf and employee has no discretion over what specific securities are traded in account (supporting documentation to include: power of attorney document signed by employee and written representations from employee and from broker that employee has no trading discretion)

Section 1.  Request for Exception (completed by employee, please print)

Employee Name:                       Employee ID:                   Routing:
------------------------------------------------------------------------------------------------------------

[ ]   CORPORATE OFFICE               [ ]   P1 ADVISOR               [ ]    FIELD EMPLOYEE

Exception type described above (also attach supporting documentation):

|_|      A
|_|      B (leader approval - print leader's name _________________ leader signature_______________________)
|_|      C
|_|      D
|_|      Other - explain in sufficient detail on an attachment

Broker Name:                                                                    Account #
------------------------------------------------------------------------------------------------------------

Account Ownership:
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Employee Signature                                   Social Security #                  Date

Section 2.  Exception Review (completed by Personal Trade Compliance)

[ ]  Request on hold, more documentation needed - Please provide:

[ ]  Request Denied

[ ]  Request Approved

------------------------------------------------------------------------------------------------------------
1st Level Approval                                                                               Date

------------------------------------------------------------------------------------------------------------
2nd Level Approval                                                                               Date

                     Investment Club Client Disclosure Form

I was a member of the ____________________________ Investment Club before
                              (club name)

becoming a client of Ameriprise Financial, Inc. or its affiliates. I understand that ___________________________________ is a financial advisor with
           (Financial Advisor name)

Ameriprise Financial Services, but is not acting in his/her capacity as a financial advisor with Ameriprise Financial Services through his/her participation in this club.



I also understand Ameriprise Financial, Inc.. and its affiliates do not endorse, approve, or guarantee any activity undertaken by this club.

Furthermore, I understand Ameriprise Financial, Inc.. and its affiliates are not responsible for this club's investment performance, investment results, and/or any other direct or indirect financial impact to me as a result of my participation in this club.



----------------------------------------             --------------
Client signature                                     Date

----------------------------------------             --------------
Financial Advisor signature                          Date


Send to Personal Trade Compliance - H26/1880.

                      INVESTMENT ADVISER CODE OF ETHICS FOR
                             RETAIL ACCESS PERSONS:

                                  P2 ADVISORS &
                            EMPLOYEES OF P2 ADVISORS

                  AMERIPRISE FINANCIAL, INC. AND ITS AFFILIATES

                                October 26, 2005

                        Investment Adviser Code of Ethics
                  Ameriprise Financial, Inc. and its Affiliates

                           Topic                                                                          Page

Overview
          Required Standards of Business Conduct                                                           3-5
          General Policy on Accepting Gifts                                                                 5
          Fiduciary Principles                                                                              6

Personal Trading Rules Framework
          Applicability                                                                                     7
          General Rules                                                                                    8-9
          Basis For Rules                                                                                  10
          Definitions                                                                                     10-11

Reporting Requirements for Retail Access Persons
          Security Activities Which Must Be Reported                                                       12
          How To Comply                                                                                    12
          Reporting Chart                                                                                 14-15

Additional Rules & Reporting Requirements
          Limited Offering (Private Placement) Preclearance                                                16
          Initial Holdings Disclosure & Annual Certification                                               17
          Quarterly Reporting and Certification                                                            17
          Investment Clubs                                                                                 18
          Sanctions                                                                                        19
          Unusual Trading Activity                                                                         19

Responsibilities of the Chief Compliance Officer                                                           20

Ameriprise Financial Insider Trading Policy                                                               21-27

Forms & Completion Instructions
          Initial Brokerage and Mutual Fund Account and Personal Holdings Certification                   28-30
          407 Notification Instructions & Form                                                            31-32
          Investment Club Client Disclosure Form                                                           33

                                    Overview

As a condition of your continued employment or association with Ameriprise Financial, Inc. or its affiliates ("Ameriprise Financial"), you are required to read, understand, and fully comply with this Code of Ethics. The Code of Ethics also incorporates into its terms and requirements the provisions of other important documents to which you are subject; namely, the Ameriprise Financial Code of Conduct and, for financial advisors and their employees, the Compliance Resource Guide.

It is your personal responsibility and accountability to avoid any conduct that could create a conflict, or even the appearance of a conflict, with our clients' interests, or do anything that could damage or erode the trust our clients place in Ameriprise Financial. This is the spirit of the Code of Ethics. Every person has the absolute obligation to comply with both the letter and the spirit of the Code. Failure to comply with its spirit is just as much a violation as a failure to comply with the written provisions of the Code. In this regard, you should also be aware that it is impossible for the Code of Ethics to cover every situation you may encounter. In those situations that are not specifically covered by the Code we must follow the spirit of the Code. If you are uncertain as to the appropriate course of action you should take, you should seek immediate assistance from your leader, the Chief Compliance Officer or the Office of the Ombudsperson before acting. If the Code of Ethics is silent on a particular matter, it does not authorize conduct that violates the spirit of the Code.

The Code covers not only the activities you perform on a day-to-day basis, but also your personal securities transactions as well as those of certain of your family members and entities (such as corporations, trusts, or partnerships) that you may be deemed to control or influence.

Appropriate sanctions will be imposed for violations of the Code of Ethics. Sanctions may include bans on personal trading, financial penalties, disgorgement of trading profits, suspension of employment, and/or termination of employment or association with Ameriprise Financial. Repeat violations of the Code will result in progressively stronger sanctions. Self-reporting a violation of the Code will be considered in determining the appropriate sanction for the violation.

This Code will be provided to all individuals who are subject to its terms. After you receive and review the Code you must certify that you have received, read and understand the document and agree that you are subject to it and will comply with it. You will also be required to provide similar certifications when the Code is amended. On an annual basis you will also be asked to provide a re-certification and represent that you have complied with the Code during the past year. The initial certification form is attached.

Required Standards of Business Conduct

Under this Code of Ethics all supervised persons of Ameriprise Financial must comply with Ameriprise Financial's standards of business conduct. These standards are the following:

     o Compliance with all applicable laws and regulations, including the federal securities laws and our fiduciary obligations;

     o    Compliance with this Code of Ethics;

     o    Compliance with the Ameriprise Financial Code of Conduct;

     o Compliance with all other policies and procedures applicable to your position and assigned responsibilities;

     o Financial advisors and their employees must also comply with the Compliance Resource Guide.

These standards apply to all individuals, at all levels of the organization. Compliance with applicable laws and regulations is mandatory for everyone and is not subject to business priorities or individual discretion. If at any time you have a question about the legality of a course of action you should consult with the General Counsel's Office before proceeding.

The Investment Advisers Act of 1940 imposes a fiduciary duty on an investment adviser to act in utmost good faith with respect to its clients, and to provide full and fair disclosure of all material facts, particularly where the adviser's interests may conflict with the client's. The Adviser has a duty to deal fairly and act in the best interests of its clients at all times.

All employees of Ameriprise Financial must comply with the Ameriprise Financial Code of Conduct. The Code of Conduct deals with issues covering, among other things, the acceptance of gifts, service on the boards of public companies and other outside activities. For specific guidance on these and other topics that may not be specifically covered by the Code of Ethics you should refer to the Code of Conduct and the Compliance Resource Guide.

All financial advisors associated with Ameriprise Financial must comply with the Compliance Resource Guide. Besides referring to the Code of Ethics and the Code of Conduct, you should also refer to the Compliance Resource Guide for guidance in a particular situation. The provisions of the Code of Ethics and the Compliance Resource Guide should not conflict. In the event the provisions of the Code of Ethics or the Compliance Resource Guide conflict or appear to conflict with those contained in the Code of Conduct you should follow the guidance contained in the Code of Ethics or Compliance Resource Guide. If at any time you feel there is ambiguity as to what the appropriate course of action should be in a particular situation you should immediately seek assistance from the General Counsel's Office or the Compliance Department before you act.

You are also subject to compliance policies and procedures and other policies and procedures adopted by the organization. You are responsible for being familiar with and complying with these policies and procedures. If you are uncertain as to these additional policies and procedures to which you are subject, you should speak with your leader.

As described in greater detail below, the Code of Ethics also addresses personal securities trading activities in an effort to detect and prevent illegal or improper transactions.

Under this Code of Ethics you have a duty to promptly report any violation or apparent violation of the Code of Ethics (including the Code of Conduct and Compliance Resource Guide) to the Chief Compliance Officer. You can also report violations or possible violations to the Office of the Ombudsperson. This duty exists whether the violation or apparent violation is yours or that of another employee or associated person of Ameriprise Financial. All such reports will be treated confidentially to the extent permitted by law and will be investigated promptly and appropriately. Ameriprise Financial prohibits retaliation against individuals who report violations or apparent violations of the Code in good faith and will treat any such retaliation as a further violation of the Code. However, it must be understood that employees or associated persons of Ameriprise Financial who violate the Code are subject to sanctions for the violation even if they report the violation.

General Policy on Accepting Gifts

Instances may arise where a person or organization offers you a gift. When being offered a gift, the Ameriprise Financial Code of Conduct should serve as your primary guide to determining whether or not a gift is acceptable. The Code of Conduct states: " You may accept entertainment, token gifts or favors only when the value involved is not significant and clearly will not place you under any real or perceived obligation to the donor." See section on Gifts in the Code of Conduct.

When receiving a gift, it is imperative to avoid even the appearance of a conflict of interest, regardless of the value of the gift. Sometimes a situation may be unclear. If you are unsure whether to accept a gift, talk with your leader. If your leader is unsure, or feels an exception should be made, s/he should contact the Compliance Department for guidance. Above all, the decision should comply with the spirit of the Code of Conduct and this Code of Ethics.

Fiduciary Principles

The following general fiduciary principles shall govern your activities and the interpretation and administration of these rules:

          o The interests of our clients (including Mutual Fund shareholders) must be placed first at all times.

          o All personal trading transactions must be conducted consistent with the rules contained in this Code and in such a manner as to avoid any actual or potential conflict of interest or any abuse of an individual's position of trust and responsibility.

          o Company personnel should not take inappropriate advantage of their positions.

In connection with providing investment management services to clients, this includes prohibiting any activity which directly or indirectly:

     o    Defrauds a client in any manner;

     o    Misleads a client, including any statement that omits material facts;

     o    Operates or would operate as a fraud or deceit on a client;

     o    Functions as a manipulative practice with respect to a client; and

     o    Functions as a manipulative practice with respect to securities.

These rules do not identify all possible conflicts of interest, and literal compliance with each of its specific provisions will not shield company personnel from liability for personal trading or other conduct that is designed to circumvent its restrictions or violates a fiduciary duty to our clients.

                        Personal Trading Rules Framework

Applicability

These rules apply to securities trading in which you have a beneficial ownership. Beneficial ownership includes accounts held in the name of any of the following individuals:

o    You

o    Your spouse/partner

o    Financially dependent members of your household

In addition, these rules apply to the following types of accounts if any of the individuals listed above:

o    Is a trustee or custodian for an account (e.g., for a child or parent)

o Exercises discretion over an account via a power of attorney arrangement or as an executor of an estate after death

o    Owns an IRA

o    Participates in an investment club

o Has another arrangement where they give advice and also have a direct or indirect ownership.

General Rules

These general rules, along with the procedures contained in the rest of this document, must always be followed:

     1. No use of inside information (refer to "Ameriprise Financial Insider Trading Policy" on page 21).

     2. No front-running. This involves an individual taking advantage of non-public information about imminent trading activity in our Mutual Funds or other advised accounts by trading in a security before the fund or advised account does. You are not allowed to trade in a particular security ahead of, or at the same time as, your clients' accounts.

     3. No misuse of material non-public information relating to Mutual Funds, including information relating to portfolio holdings or pricing.

     4. No Access Person shall divulge to any person any client holdings, any recommendation made to a client, or any contemplated or completed securities transactions or trading strategies of a client, except as required in the performance of his or her duties and only to the extent such other person has a need to know such information to perform his or her duties. Disclosures of any past, current or contemplated client holdings must be consistent with the Portfolio Holdings Disclosure policy.

     5. No market timing (short-term trading) in shares of Mutual Funds. This prohibition applies across all accounts in which you have a beneficial interest (so that you cannot buy shares of a Mutual Fund in one account and sell them from another account in market timing transactions), including the Ameriprise Financial 401(k) Plan and Mutual Funds underlying a variable annuity and variable life insurance contracts.

          This prohibition also applies to investments through pooled investment vehicles, such as hedge funds, that may engage in market timing. You are responsible for ensuring that no pooled investment vehicle in which you invest engages in market timing.

          If you invest in a hedge fund whose offering document does not state whether the hedge fund engages in market timing of Mutual Funds, you should obtain written assurance from the hedge fund that it does not engage in market timing of Mutual Funds.

     6. No purchasing of initial public offerings (this includes secondary issues of equity or fixed income)

     7. No preferential treatment from other brokerage firms due to the purchaser's employment by or association with Ameriprise Financial.

     8.   No direct trades with broker/dealers' trading desks.

     9.   No non-retail relationships with broker/dealers.

     10. No use of Ameriprise Financial's name (or the name of any of its subsidiaries) to obtain a better price from a broker who is a market maker in the security being traded.

     11. No speculative trading of Ameriprise Financial stock, which is characterized by transactions in "put" or "call" options, or short sales or similar derivative transactions. Ameriprise Financial discourages short-term trading in its own stock. (You are allowed to exercise any Ameriprise Financial stock options you have received as a result of your employment with the Company. Members of the Executive Leadership Team, however, must preclear these trades through the Corporate Secretary's office.)

     12. No stopping stock. This is defined as a guarantee by a specialist that an order placed by a Floor Broker will be executed at the best bid or offer price then in the Specialist's book unless it can be executed at a better price within a specified period of time.

     13. If the company's managed or owned accounts are active in a given security, no use of that security to meet margin calls if cash or other securities are available to meet the call.

     14. An Access Person shall use his or her best judgment in giving investment advice to clients and shall not take into consideration his or her personal financial situation or interests in doing so.

     15. When engaging in a personal securities transaction, an Access Person shall always place the interests of clients first and avoid any actual or potential conflict of interest or abuse of his or her position.

     16. Required forms must be filled out completely, accurately and on a timely basis. This includes quarter end reports. Violations of the Code, including late filing of periodic reports will be reported to Senior Management and the RiverSource Investments, LLC Funds Board of Directors.

Important:

     o Obligation to Report Violations: Any person who discovers that he or she or another person has violated or apparently violated these general rules or other provisions of Code must promptly report the matter to the Chief Compliance Officer.

     o Personal Trading Records Subject To Review By Regulators: The SEC and the NASD have the authority to review individuals' personal trading records. It is not unusual in the course of regulatory exams for the examiners to interview individuals about their trading activity violations of the Code of Ethics.

     o Even if you receive preclearance, you cannot be ensured that you have not violated the Code.

     o The Compliance Department has the authority to review records and request additional information.

     o The privacy of your reported information is extremely important and will be held in the utmost confidence.

Basis for Rules

The rules and procedures that apply to personal trading for Retail Access Persons are derived from:

          Securities and investment laws

               o    Securities Act of 1933

               o    Securities Exchange Act of 1934

               o    Investment Company Act of 1940

               o    Investment Advisers Act of 1940

               o    Insider Trading and Securities Fraud Enforcement Act of 1988

          Rules, regulations and corporate policies

               o    Securities and Exchange Commission (SEC)

               o    National Association of Securities Dealers (NASD)

               o    Ameriprise Financial Insider Trading Policy

               o    Ameriprise Financial Code of Conduct

          Investment Company Institute (ICI) Guidelines to Industry on Personal Investing

Definitions

This Investment Adviser Code of Ethics for Retail Access Persons applies to all P2 Advisors and their employees.

Access Persons: supervised persons and other persons who are employees or associated persons of Ameriprise Financial, who have access to nonpublic information regarding clients' purchase or sale of securities or non public information regarding the portfolio holdings of Proprietary Funds, are involved in making securities recommendations to clients, or who have access to recommendations that are nonpublic.

          Retail Access Persons: Access Persons who have access only to Ameriprise Financial retail client information.

          Investment Access Persons: Access Persons who have access to Ameriprise Financial / RiverSource institutional client information. Investment Access Persons are also subject to rule 17j-1 under the Investment Company Act of 1940.

Limited Offerings (Private Placements): A Limited Offering is an offering of securities exempt from registration due to exemptions for the size of offering and the number of purchasers as defined under the Securities Act of 1933 pursuant to section 4(2) or section 4(6) (14 U.S.C. 77d(2) or 77d(6) or pursuant to Rule 504, 505 or 506 of Regulation D under the Securities Act of 1933. Limited Offerings include Private Placements. You are not allowed to invest in Limited Offerings (Private Placements) without preclearance - see page 16.

Supervised Person: any partner, officer, director (or other person occupying a similar status or performing similar functions), or an employee of an investment adviser, or other person who provides investment advice on behalf of the investment adviser and is subject to the supervision and control of the investment adviser.

Mutual Funds: U.S. registered open-end investment companies the shares of which are redeemable on any business day at the net asset value, including Mutual Funds that underlie variable annuity and variable life insurance contracts.

Proprietary Funds: investment companies that are registered with the SEC and for which Ameriprise Financial / RiverSource serves as an Investment Adviser.

Non-proprietary Funds: investment companies that are registered with the SEC and are not Proprietary Funds.

         Reporting Requirements for Retail Access Person P2 Advisors and
                                 their Employees

Securities Activities Which Must Be Reported

All personal securities trading activities (i.e., stocks, options, bonds, Mutual Fund shares, etc.), whether bought or sold, must be reported, with the exception of such things as money market mutual funds and certificates of deposit. See "How to Comply" section below for more information. A chart indicating which transactions must be reported is located on pages 14-15. You must report activity involving securities trading in which you have a beneficial ownership. This includes accounts held in the name of any of the following individuals:

o    You

o    Your spouse/partner

o    Financially dependent members of your household

In addition, these rules apply to the following types of accounts if any of the individuals listed above:

o    Is a trustee or custodian for an account (e.g., for a child or parent)

o Exercises discretion over an account via a power of attorney arrangement or as an executor of an estate after death

o    Owns an IRA

o    Participates in an investment club

o Has another arrangement where you give advice and also have a direct or indirect ownership.

Failure to disclose all brokerage and Mutual Fund accounts is a violation of the Code and may result in a sanction, which includes possible termination.

How To Comply

You must report all personal securities transactions for the types of accounts listed above in one of two ways:

1. Conduct all your securities transactions in an Ameriprise Financial Brokerage. account. If you choose this alternative, notify Personal Trade Compliance by sending a Lotus Note listing your account number(s) to:
     Personal Trading.

2. Conduct your securities transactions with an outside brokerage firm--traditional or online. If you choose to open or maintain an account with any other brokerage firm, you must perform the following steps at the time the account is opened:

o Contact Personal Trade Compliance by sending a Lotus Note to Personal Trading and request a 407 Notification Form before opening an external brokerage account. This form needs to be completed because it notifies the external brokerage firm to provide duplicate confirmations and monthly statements for your account(s) and for those in which you have a beneficial interest. Failure to properly carry out this notification process may result in a sanction.

o    Fully disclose any information the brokerage firm legally requests.

o Notify your broker that you work for Ameriprise Financial, a broker/dealer, and ensure that Personal Trade Compliance is provided with duplicate statements and confirmations for your account(s).

                 Securities Reporting for Retail Access Persons

                                                          ---------------------------------------------------------
This chart indicates which securities must be disclosed   Is reporting required for these transactions?
with your initial and annual certification.
American Depository Receipts/Shares/Units                                           Yes
(ADRs/ADSs/ADUs)
--------------------------------------------------------- ---------------------------------------------------------
Annuities - Fixed                                                                    No
(other than market value adjusted annuities)
-------------------------------------------------------------------------------------------------------------------
Annuities - Variable and market value adjusted annuities                            Yes
--------------------------------------------------------- ---------------------------------------------------------
American Express Stock                                                              Yes
--------------------------------------------------------- ---------------------------------------------------------
(Options on) American Express Stock (i.e., puts and                         Ban has been lifted
calls)*
--------------------------------------------------------- ---------------------------------------------------------
American Express stock options (obtained as a part of an                            Yes
incentive plan)*
--------------------------------------------------------- ---------------------------------------------------------
Ameriprise Financial Stock *                                                        Yes

                                                            Executive Leadership Team need to preclear with the
                                                                        Corporate Secretary's office
--------------------------------------------------------- ---------------------------------------------------------
(Options on) Ameriprise Financial Stock (i.e., puts and                          Prohibited
calls)*
--------------------------------------------------------- ---------------------------------------------------------
Ameriprise Financial stock options (obtained as a part                              Yes
of an incentive plan)*
                                                            Executive Leadership Team need to preclear with the
                                                                        Corporate Secretary's office
--------------------------------------------------------- ---------------------------------------------------------
Bonds and other debt instruments:  corporate                                        Yes
--------------------------------------------------------- ---------------------------------------------------------
Bonds and other debt instruments:  convertible                                      Yes
--------------------------------------------------------- ---------------------------------------------------------
Bonds and other direct debt instruments of the U.S.                                  No
Government:  (e.g. Treasury notes, bills, bonds or
STRIPS)
--------------------------------------------------------- ---------------------------------------------------------
Bonds and other debt instruments:  U.S. Guaranteed or of                            Yes
federally sponsored enterprises (FHLMC, FNMA, GNMA, etc.)
--------------------------------------------------------- ---------------------------------------------------------
Bonds and other debt instruments:  Municipal                                        Yes
--------------------------------------------------------- ---------------------------------------------------------
Bonds and other debt instruments:  Church                                           Yes
--------------------------------------------------------- ---------------------------------------------------------
Bonds and other debt instruments:  closely held                                     Yes
--------------------------------------------------------- ---------------------------------------------------------
Bank certificates of deposit, Savings Certificates,                                 No
checking and savings accounts and money market accounts.
bankers' acceptances, commercial paper and high quality
short-term debt instruments, including repurchase
agreements.
--------------------------------------------------------- ---------------------------------------------------------
Closed-end funds: including registered fund of hedge                                Yes
funds
--------------------------------------------------------- ---------------------------------------------------------
Derivatives (DECS, ELKS, PRIDES, etc.)                                              Yes
--------------------------------------------------------- ---------------------------------------------------------
Futures:  commodity, currency, financial, or stock index                            Yes
--------------------------------------------------------- ---------------------------------------------------------
Index Securities  -  (S&P 500, SPDRS/SPY, Diamonds/DIA,                             Yes
Cubes/QQQ, etc., Exchange Traded Funds,  Holders Trusts
--------------------------------------------------------- ---------------------------------------------------------
Limited Offerings / Private Placements - Equity and                       Yes - on quarterly form
Fixed Income
                                                                    Preclearance is required see page 16
--------------------------------------------------------- ---------------------------------------------------------
Limited Partnerships                                                                Yes
--------------------------------------------------------- ---------------------------------------------------------

                                                          ---------------------------------------------------------
This chart indicates which securities must be disclosed   Is reporting required for these transactions?
with your initial and annual certification.
American Depository Receipts/Shares/Units                                           Yes
(ADRs/ADSs/ADUs)
--------------------------------------------------------- ---------------------------------------------------------
Limit order                                                                         Yes
--------------------------------------------------------- ---------------------------------------------------------
Managed or wrap accounts:

o    If individual securities held and investor has                                 Yes
     ability to exercise trading discretion

o    If individual securities held and investor does
     not have ability to exercise trading discretion                                Yes
--------------------------------------------------------- ---------------------------------------------------------
Mutual Funds (other than money market mutual funds)                                 Yes
--------------------------------------------------------- ---------------------------------------------------------
Money market mutual funds                                                            No
--------------------------------------------------------- ---------------------------------------------------------
Options on stocks                                                                   Yes
--------------------------------------------------------- ---------------------------------------------------------
Options:  exercise of option to buy or sell underlying                              Yes
stock
--------------------------------------------------------- ---------------------------------------------------------
Options on futures and indices (currency, financial, or                             Yes
stock index)
--------------------------------------------------------- ---------------------------------------------------------
REITS (Real Estate Investment Trusts)                                               Yes
--------------------------------------------------------- ---------------------------------------------------------
Stocks:  common or preferred (you do not need to report                             Yes
Dividend Reinvestment Plans - DRIPS unless you are a
grade 45 or above)
--------------------------------------------------------- ---------------------------------------------------------
Stocks:  convertible preferred                                                      Yes
--------------------------------------------------------- ---------------------------------------------------------
Stocks:  short sales  (short sales prohibited on                                    Yes
Ameriprise Financial stock)
--------------------------------------------------------- ---------------------------------------------------------
Stocks (owned) - exchanges, swaps, mergers, tender offers                           Yes
--------------------------------------------------------- ---------------------------------------------------------
Stocks - public offerings (initial OR secondary)                                 Prohibited
--------------------------------------------------------- ---------------------------------------------------------
Stocks - Rights or warrants acquired separately                                     Yes
--------------------------------------------------------- ---------------------------------------------------------
Unit Investment Trusts (UITs)                                                       Yes
--------------------------------------------------------- ---------------------------------------------------------

* Incentive awards of Ameriprise Financial stock options, restricted stock and portfolio grants and the sale through Ameriprise Financial of a part of these shares to cover taxes at the time of vesting or exercise are subject to reporting. In addition, other holdings, purchases and sales of Ameriprise Financial stock are required to be reported.

Special note for 401(k)'s: reporting is required for any 401(k) or an employer sponsored incentive savings plan held by the Access Person. For any 401(k) held by a spouse who is not also an Access Person, reporting is only required on Ameriprise Financial / RiverSource Proprietary Fund holdings or any other reportable security indicated above. In other words, an Access Person does not need to report Non-proprietary Funds held in a spouse's 401(k) plan.

Special note for automatic investment plans: you do not need to report transactions that are made as part of a regular periodic purchase (or withdrawal). For example: payroll deduction, bank authorizations etc.

                    Additional Rules & Reporting Requirements

Limited Offerings (Private Placement) Preclearance - Equity and Fixed Income

All Access Persons need to obtain approval to invest in any Limited Offerings (private placements), i.e., a security not offered to the public. Approvals must be obtained in writing from your leader or registered principal and Personal Trade Compliance prior to investing.

How to obtain approval - Write an explanation of the investment and submit the request to your Leader or Registered Principal. Included in the request should be an explanation of:

o    the nature of the investment

o    how you were solicited

o    approximate dollar amount you are planning to invest

o whether or not the opportunity was being offered to any of Ameriprise Financial / RiverSource's managed accounts or to any of your clients

o whether the security is likely to be purchased by an Ameriprise Financial / RiverSource managed account or any of your clients in the future.

In considering whether to make a request, consider whether your investment might create a conflict with a business interest of Ameriprise Financial. See the Ameriprise Financial Code of Conduct and the Compliance Resource Guide.

How Limited Offerings/private placements are approved - Your leader or registered principal will approve or reject your request, and return the request to you. If approval is granted, send the request via lotus notes to "Private Placement Preclearance". You cannot enter into the proposed transaction without approval from Personal Trade Compliance.

Personal Trade Compliance will respond to you requesting any additional information or further documentation needed to make a decision. Upon receipt of all necessary documentation, Personal Trade Compliance will then confirm in writing whether you can invest. If your investment is approved, you must report the investment on the quarterly reporting form, which will be provided to you.

If you have questions about how the private placement approval process applies to a transaction you are considering, please contact us by sending a lotus note to "Personal Trading" or call us at 612-671-5196 before you invest.

Failure to completely and accurately disclose brokerage & Mutual Fund accounts, holdings and quarterly non-brokerage activity by the time frames specified by Personal Trade Compliance is a violation of the Code and may result in a sanction, which includes possible termination.

Initial Holdings Disclosure

New access persons must disclose certain securities holdings in which they have a beneficial interest. All new Access Persons will receive a copy of the Code of Ethics that applies to them and that includes an Account Certification and Holdings Disclosure form. This document must be returned to Personal Trade Compliance H26/1880 within 10 days. An example of this form is located on pages 29-30.

Annual Certification and Annual Holdings Disclosure

In addition to reporting requirements already outlined, every Access Person must submit an annual certification form. If you are new to the company, you will receive a form and instructions when you attend your orientation session. If you do not attend this orientation session, please contact the Personal Trade area 612-671-5196 for the information.

All Access Persons must also disclose annually certain securities holdings in which they have a beneficial interest. Failure to disclose annual holdings by the time frames specified by Personal Trade Compliance may result in a sanction, which includes possible termination.

All Access Persons will receive a form electronically on an annual basis from Personal Trade Compliance. You should document your account(s) certification and holdings disclosures on this form.

Quarterly Reporting and Certification

Personal Trade Compliance will send you a form each quarter to indicate whether, for a given calendar quarter, you executed securities transactions outside of a broker-dealer account or engaged in transactions in Mutual Funds as identified on the quarterly reporting form.

You must return the quarterly reporting form to Personal Trade Compliance within 30 calendar days of the last day of the quarter. You will also be asked to certify quarterly that you have complied with the provisions of this Code of Ethics relating to transactions in Mutual Funds including prohibitions on market timing and the misuse of material non-public information relating to Mutual Funds, including information relating to portfolio contents or pricing.

Investment Clubs

There is no prohibition against joining an investment club. When forming an investment club, please provide the following to Personal Trade Compliance:

     o    a copy of the 407 Notification Form (see page 32)

     o    a copy of your investment club's bylaws

     o a listing of the members of the club and an indication if any members are employees, independent contractors or associated persons of Ameriprise Financial. Please include the individual's employee, Advisor, or contractor identification number.

     o    the contact person for the club in case of questions

Advisors

You may not solicit clients of Ameriprise Financial to become investment club members, due to possible conflicts of interest. If an existing member of your investment club later becomes your client, you must obtain a written and signed disclaimer from him/her immediately. A sample copy of the disclaimer is attached on page 33. This disclaimer must state the investment club relationship was pre-existing and entered into freely, and the client understands Ameriprise Financial in no way endorse, approve, or guarantee any activity undertaken by the club. Furthermore, the client/club member's understands Ameriprise Financial have no responsibility for the financial results due to his/her participation in the club. A completed copy of the Client Disclosure Form must be routed to Personal Trade Compliance immediately.

Sanctions

Sanctions will be imposed for violations of Ameriprise Financial, SEC, or NASD rules or policies. These sanctions are communicated via violation letters and may vary depending on the severity of the violation, if a record of previous violations exists and/or the violation was self-reported. Examples of potential sanctions include (but are not limited to):

     o a written reminder about the rules (with a copy to the individual's manager)

     o    prohibition against personal trading for a specific period of time

     o    forfeiture of trading profits

     o    monetary fine

     o negative impact on the individual's bonus or other compensation and or performance rating

     o    termination

A written record of each violation and sanction is maintained by Personal Trade Compliance.

Unusual Trading Activity

The Personal Trade Committee and your department head review your personal trading activity regularly. We may ask to review specific transactions with you or your broker if clarification is necessary. You may also be asked to supply Personal Trade Compliance with a written explanation of your personal trade(s). Examples of situations that may require a memo of explanation include, but are not limited to:

     o    violations of personal trading rules

     o trades in a security shortly before our Investment Department trades in the same security on behalf of a client

     o    patterns of personal trading that are similar to your clients' trading

     o    significant changes in trading volume

     o    patterns of short-term, in and out trading

     o    significant positions in illiquid securities

     o a number of employees trading in the same security in the same time frame

  Responsibilities of the Chief Compliance Officer, or their delegate, related to Personal Trading

Process and Responsibility

The Chief Compliance Officer, or their delegate, has primary responsibility for enforcing the Code. The Personal Trade Committee (PTC) reviews all alleged personal trading violations and any sanctions applied. If the alleged violator is the Chief Compliance Officer, the matter must be reported to the PTC and the General Counsel of the firm.

Opportunity to Respond

A person charged with a violation of the Code shall have the opportunity to appear before the person or persons enforcing the Code and to respond to all charges, orally or in writing.

Initial Holdings Report; Annual Holdings Report

The Chief Compliance Officer, or their delegate, shall review and maintain all initial and annual holdings reports. Completion of the review shall be indicated on the report itself and shall involve such considerations as the Chief Compliance Officer, or their delegate, deems necessary to enforce the provisions and intent of this Code.

Quarterly Personal Trading Reports

The Chief Compliance Officer, or their delegate, shall review and maintain all quarterly transaction reports. Completion of the review shall be indicated on the report itself and shall involve such considerations as the Chief Compliance Officer, or their delegate deems necessary to enforce the provisions and intent of this Code.

Pre-Clearance

The Chief Compliance Officer, or their delegate, shall review and approve or disapprove all Access Person requests to pre-clear securities transactions. Such review shall involve such considerations as the Chief Compliance Officer, or their delegate, deems necessary to enforce the provisions and intent of this Code.

Violations or Suspected Violations

If the Chief Compliance Officer, or their delegate becomes aware of a violation or suspected violation of the Code as a result of such review, the Chief Compliance Officer, or their delegate, shall take whatever steps deemed necessary to enforce the provisions of the Code, including consulting with outside counsel.

Record Retention

Records are required to be kept for seven years (a minimum of two years on site).

                   Ameriprise Financial Insider Trading Policy

                             Ameriprise Financial's
             Statement of Policy and Procedures with Respect to the
               Receipt and Use of Material Non-Public Information

This statement represents the policy of Ameriprise Financial, Inc. and its affiliates (collectively "Ameriprise Financial")(1) with regard to the receipt and use of material non-public information. If you have any questions or comments about this policy, please contact either the General Counsel's Office (the "GCO") or the Compliance Department using the contact information provided at the end of this policy.

A. General

Section 10(b) of the Securities Exchange Act of 1934 (the "Exchange Act"), Rule 10b-5 enacted thereunder and court and Securities and Exchange Commission ("SEC") administrative decisions interpreting these and other relevant provisions make it unlawful for any person to trade or to recommend trading in securities while in the possession of material non-public ("inside") information.

More specifically, the above-referenced provisions and interpretations make it unlawful for a corporate insider to trade while in the possession of inside information. They also make it unlawful for someone who is not a corporate insider to trade while in possession of inside information, when the information is disclosed to the non-insider in violation of an insider's duty to keep it confidential, when the non-insider has a duty to keep the information confidential or when the information is misappropriated (i.e., stolen). Finally, communicating material non-public information to others generally is unlawful.

In light of the above and in compliance with the requirements of Section 204A of the Investment Advisers Act of 1940 (the "Advisers Act'), Rule 206(4)-7 enacted thereunder and the Insider Trading & Securities Fraud Enforcement Act of 1988 (the "Enforcement Act"), Ameriprise Financial prohibits any director, officer, principal or associated person from trading on the basis of or otherwise misusing inside information. The material that follows provides further explanation of what constitutes inside information and of the prohibition on its misuse. The description below is not exhaustive and does not cover every situation. You should contact the GCO or the Compliance Department if you have questions or concerns.

B. What is "Inside Information"?

The term "inside information" is broadly construed by the courts and regulatory authorities. Generally, it includes "material" information, which is "non-public" and has been provided on a confidential basis or in breach of a fiduciary duty. It includes information about a company or another issuer (including a government entity) or the market for the company's or other issuer's securities that has come directly or indirectly from the company or other issuer and that has not been

--------
(1) For purposes of clarity, this statement does not apply to Threadneedle Asset Management Holdings Ltd. and its subsidiaries, each of which has its own insider trading policies and procedures.

disclosed generally to the marketplace. In addition to the issuer, inside information can come from persons with access to the information, including not only the issuer's officers, directors and other employees, but also its auditors, investment bankers and attorneys. Consultants to the issuer or to Ameriprise Financial are other examples of persons who might be sources of inside information.

Material Information: Information is "material" if its dissemination is likely to affect the market price of any of the company's or other issuer's securities or is likely to be considered important by reasonable investors, including reasonable speculative investors, in determining whether to trade in such securities. Other information may or may not be material, depending on its specificity, its magnitude, its reliability and the extent to which it differs from information previously publicly disseminated.

Though there is no precise, generally accepted definition of materiality, information is likely to be material if it relates to significant changes affecting matters such as:

      1. Dividend or earnings expectations;

      2. Changes in previously released earnings estimates;

      3. Write-downs or write-offs of assets;

      4. Additions to reserves or bad debts or contingent liabilities;

      5. A significant increase or decrease in orders;

      6. Expansion or curtailment of company or major division operations;

      7. Proposals or agreements involving a joint venture, merger, acquisition, divestiture or leveraged buy- out;

      8. A purchase or sale of substantial assets;

      9. New products or services;

      10. Exploratory, discovery or research development;

      11. Criminal indictments, civil litigation or government investigation;

      12. Disputes with major suppliers or customers;

      13. Labor disputes including strikes or lock-outs;

      14. Substantial changes in accounting methods;

      15. Debt service or liquidity problems;

      16. Extraordinary borrowings;

      17. Bankruptcy or insolvency;

      18. Extraordinary management developments;

      19. Public offerings or private sales of debt or equity securities;

      20. Calls, redemptions or purchases of the company's own stock;

      21. Issuer tender offers; or

      22. Recapitalizations.

If you are dealing with such information, presume it is material and contact the GCO or the Compliance Department so they can assist you in determining whether it is in fact material.

Inside information about a company or other issuer can also be material because of its expected effect on a particular class of a company's securities, all of the company's securities, the securities of another company or issuer or the securities of several companies or issuers. Moreover, the resulting prohibition against the misuse of inside information reaches all types of securities (whether stock or other equity interests, corporate debt, government or municipal obligations, or commercial paper) as well as any option related to that security (such as a put or call, or an index security if the nonpublic information is material to the index security).

Non-public Information: In order for information to qualify as inside information, it must not only be material, it must be "non-public." Non-public information is information that has not been made available to investors generally. It includes information received in circumstances indicating that it is not yet in general circulation. It also includes situations in which the recipient knows or should know that the information could only have been provided directly or indirectly by the issuer or its insiders.

Once material non-public information has been released to the investing public, it loses its status as inside information. However, for non-public information to become public, it must be disseminated through recognized channels of distribution designed to reach the securities marketplace.

To show that material information is public, you should be able to point to some fact verifying that the information has become generally available. For example, disclosure in a national business and financial wire service (e.g., Dow Jones or Reuters), by a national news service (e.g., the Associated Press or United Press International) publication in a local newspaper, in a national newspaper (e.g., The Wall Street Journal or The New York Times) or in a publicly disseminated disclosure document (e.g., a proxy statement or a prospectus) would all be sufficient to consider the information generally available. The circulation of rumors or "talk on the street," even if accurate, widespread and reported in the media, does not constitute the requisite public disclosure.

Furthermore, material non-public information is not made public through selective dissemination. See the Portfolio Holdings Disclosure policy for applicable procedures and additional information. Material information disclosed only to institutional investors or to a fund analyst or a favored group of analysts generally retains its status as non-public information and must not be disclosed or otherwise misused. (Please consult with the GCO or the Compliance Department if an issuer or its agent, such as its investment banker, mistakenly discloses non-public information to investors.) Similarly, partial disclosure does not constitute public dissemination. As long as any material component of the inside information possessed by any director, officer, principal or associated person of Ameriprise Financial has yet to be publicly disclosed, the information is non-public and trades based on such information are prohibited.

Information Provided in Confidence: Occasionally, one or more directors, officers, principals or associated persons of Ameriprise Financial may become temporary insiders because of a fiduciary or commercial relationship with another company. For example, personnel at Ameriprise Financial may temporarily become insiders when an external source, such as a company or officer of a company, entrusts material non-public information in connection with a commercial relationship or transaction to a director, officer, principal or associated person of Ameriprise Financial with the expectation that the information will remain confidential.

As an insider, we have a fiduciary obligation not to breach the trust of the party that has communicated the inside information by misusing that information. This fiduciary duty arises because we have entered or have been invited to enter into a commercial relationship with another company and have been given access to confidential information solely for the corporate purposes of such company. This obligation remains whether or not we ultimately participate in a transaction related to the information we are given.

Information Disclosed in Breach of a Duty (Tipper and Tippee Liability):
Directors, officers, principals or associated persons of Ameriprise Financial must be especially wary of inside information disclosed in breach of a corporate insider's fiduciary duty. Even when there is no expectation of confidentiality, you may become an insider upon receiving material non-public information in circumstances in which you know or should know that a corporate insider is disclosing information in breach of the fiduciary duty he or she owes his or her company and its shareholders. Whether the disclosure is an improper "tip" that renders the recipient a "tippee" depends on whether the corporate insider expects to benefit personally, either directly or indirectly, from the disclosure. In the context of an improper disclosure by the corporate insider, the requisite "personal benefit" is not limited to a business or future monetary gain. Rather, a prohibited personal benefit may include a reputational benefit, an expectation of a quid pro quo from the recipient or the recipient's employer, or an intention to benefit the recipient or the recipient's employer, through a gift of the inside information.

You may, depending on the circumstances, also become an insider or tippee when you obtain material non-public information by happenstance, including information derived from social situations, business gatherings, overheard conversations, misplaced documents and tips from insiders or other third parties.

Given the potentially severe regulatory, civil and criminal sanctions to which you, Ameriprise Financial and other Ameriprise Financial personnel could be subject, if you are a director, officer, principal or associated person uncertain as to whether the information you possess is inside information, you should immediately call the GCO or the Compliance Department rather than relying on your own interpretation of the applicable law. Pending a final determination in consultation with the GCO and/or the Compliance Department, the information should be treated as inside information that cannot otherwise be communicated or misused.

C. Criminal and Civil Penalties and Regulatory Sanctions for Insider Trading

Penalties for misusing inside information are severe. Depending on the circumstances and the adequacy of the relevant procedures, the individual involved, his or her supervisor, the employer's principals, officers, directors and other supervisory personnel could all face substantial regulatory, civil and criminal sanctions.

For example, Ameriprise Financial personnel who either trade on inside information or become subject to tipper or tippee liability are subject to the following penalties:

1.   A civil penalty of up to three times the profit gained or loss avoided;

2.   A criminal fine of up to $5,000,000; and

3.   A jail term of up to 20 years.

Furthermore, Ameriprise Financial and its supervisory personnel, if they fail to take appropriate steps to prevent insider trading, are subject to the following penalties:

1. A civil penalty of up to $1,000,000 or, if greater, three times the profit gained or loss avoided as a result of the employee's violation; and

2. A criminal penalty of up to $2,500,000 for individuals and up to $25,000,000 for Ameriprise Financial.

Finally, violations of insider trading laws could result in civil injunctions and a suspension or permanent bar from the securities industry.

D. Company Rules Regarding Misuse of Inside Information

Listed below are certain Ameriprise Financial rules prohibiting the misuse of inside information. No director, principal, officer or associated person of Ameriprise Financial may violate these rules or authorize or allow any violation of these rules. Anyone who knows or has reason to suspect that these rules have been violated must bring such actual or potential violation to the immediate attention of the Compliance Department.

No director, officer, principal or associated person of Ameriprise Financial shall purchase or sell or recommend or direct the purchase or sale of a security for any client or any client's account managed by Ameriprise Financial (including accounts owned by Ameriprise Financial) or for any other person while in possession of insider information relevant to that security.

No director, officer, principal or associated person of Ameriprise Financial shall take advantage of inside information to purchase or sell or recommend or direct the purchase or sale of any security for his or her own account, for any account over which he or she has a direct or indirect beneficial interest (including an account held by or for any family member or family-related trust) or for any client.

No director, officer, principal or associated person of Ameriprise Financial shall disclose inside information to any person, unless such disclosure is both authorized and necessary to effectively carry out the project or transaction for which Ameriprise Financial has been approached or engaged.

No director, officer, principal or associated person of Ameriprise Financial shall engage in tipping or recommending, whether formally, informally, orally or in writing, the purchase or sale of any security based on inside information relevant to that security.

No director, officer, principal or associated person of Ameriprise Financial shall misappropriate confidential information in connection with the purchase or sale of securities.

No director, officer, principal or associated person of Ameriprise Financial shall trade for his or her personal account with the expectation that an account managed by Ameriprise Financial will soon trade in the same security (otherwise known as front-running).

No director, officer, principal or associated person of Ameriprise Financial shall give consideration to any inside information furnished by any broker-dealer when recommending the allocation of brokerage to any broker-dealer. However, consistent with Ameriprise Financial's efforts to secure best price and execution, Ameriprise Financial does allocate brokerage business to broker-dealers who are in a position to supplement Ameriprise Financial's research and analysis, in order to corroborate data compiled by Ameriprise Financial's staff and to consider the views and information of others in arriving at its investment decisions. Despite these considerations, it remains Ameriprise Financial's policy that brokerage not be allocated in consideration of the furnishing of inside information.

No director, officer, principal or associated person of Ameriprise Financial has any obligation to investment companies or other clients advised by Ameriprise Financial to trade or recommend trading on the basis of material non-public information in their possession. Ameriprise Financial-associated persons' fiduciary responsibility to their clients does not require that they disregard the limitations imposed by the federal securities laws, particularly Rule 10b-5.

(The foregoing prohibitions apply not only to securities directly affected by the inside information, but also to any other securities that may be reasonably expected to be indirectly affected by the public disclosure of such information.)

In addition to the criminal, civil and regulatory penalties described above, any person who is found to have violated these rules or who is found to have violated a federal or state securities law or regulation related to the misuse of inside information will be subject to serious sanctions by Ameriprise Financial, including termination of employment.

The rules outlined above are not meant to be exhaustive of the situations that could potentially give rise to insider trading liability. They are intended to provide examples of the types of situations likely to raise significant issues with respect to the misuse of inside information. Furthermore, these examples should not be taken as a confirmation that insider trading liability would necessarily arise in each situation involving the same or similar facts. Whether such liability exists can only be determined with the assistance of counsel considering all attendant circumstances.

Identifying inside information: To assist you in identifying what may be inside information, you should ask the following questions routinely when you receive either confidential commercial information or information disclosed in breach of fiduciary duties:

1.   Is the information material?

2. Is the information such that an investor would consider it important in making his or her investment decisions?

3. Is the information such that it would substantially affect the market price of securities if generally disclosed?

4.   Is the information non-public?

5. To whom has this information been provided? For example, has the information been effectively communicated to the marketplace through disclosure by the United Press International, the Associated Press or Reuters, or published in The Wall Street Journal or other publications of general circulation?

If, after considering the above questions, you believe that the information may be material and non-public, or if you have any questions as to whether its use will violate the law, you should contact the GCO or the Compliance Department using the contact information provided below. Whenever you (or any other Ameriprise Financial-associated person) receive potentially material information about an issuer that you know or have reason to believe is directly or indirectly attributable to the issuer or its insiders, you must determine that the information is public before trading on the basis or while in possession of the information or before divulging the information to any person. The information may, however, be communicated, as provided in this policy, to others who are subject to the same prohibitions on trading. If you have any question at all as to whether the information is material or whether it is inside and non-public, you must resolve the question by contacting the GCO or the Compliance Department before trading. You must not discuss the information with any Ameriprise Financial-associated person other than the business unit compliance officer in the Investment Department, or appropriate contacts in the GCO or the Compliance Department. If there are any unresolved questions in your mind as to the applicability or interpretation of the foregoing standards or the propriety of any desired action, you must discuss the matter with the GCO or the Compliance Department prior to trading or recommending trading.

E. Personal Securities Trading

The Enforcement Act also requires Ameriprise Financial to establish monitoring and review procedures that are reasonably designed to prevent personnel from misusing inside information. See the Ameriprise Financial Investment Adviser Code of Ethics for applicable procedures and additional information.

F. Implementation of this Statement of Policy

The respective Senior Vice President for each business department within Ameriprise Financial, in coordination with the Chief Compliance Officer of the applicable investment adviser, is responsible for implementing this Statement of Policy with respect to each of their respective Ameriprise Financial-associated persons. Notwithstanding the foregoing, the Chief Compliance Officer remains ultimately responsible for oversight of the implementation and enforcement of this statement of policy and is available to address any questions or concerns of any director, officer, principal or associated person of Ameriprise Financial.

This Statement of Policy will be distributed to all Ameriprise Financial-associated persons and will be issued and explained to all new personnel at the time of their employment with Ameriprise Financial. In addition, at least annually and at such other times as the Chief Compliance Officer of the applicable investment adviser may determine it is necessary or appropriate, representatives of the Compliance Department and/or the GCO will meet with Investment Department personnel to review this Statement of Policy. Any amendments to this policy will also be distributed to all Ameriprise Financial-associated persons.

The GCO and the Compliance Department, in coordination with the Chief Compliance Officer, will review this Statement of Policy on a periodic basis and may revise it in the light of developments in the law, questions or interpretation, and practical experience with the procedures contemplated by the Statement.

G. Contacts

If you have questions or comments about this policy, please contact Investment Department legal counsel in the GCO, or Investment Compliance Department.

                        Forms and Completion Instructions

Below are the steps for completing the Initial Personal Account and Holdings Disclosure ("Initial Certification") Form found on pages 29 and 30:

1. Write your name, Social Security number, ID number, and Routing (or Area Office if you are in the field) on the top portion of the form.

2.   Check the appropriate box in Section 1.

          o If you check YES in Section 1, complete all requested information in Sections 2 and 3.

          o If you check NO in Section 1 and you do not have accounts, but you do have holdings (i.e. physical stock certificate) to report, complete Sections 2 and 3.

          o If you check NO in Section 1 and you have no accounts and no holdings to report, complete Section 3.

          o Please note: A brokerage account is an account in which securities are bought and sold (i.e. stock, bonds, futures, options, Mutual Funds etc.). This includes employer-sponsored incentive savings plans.

3. In Section 2, state the firm name, account number, and type of ownership. If securities are held outside of a brokerage account (i.e. physical stock certificate), enter "n/a" in the firm name field.

          o Direct: You are the owner of the account (i.e., joint, individual or IRA ownership).

          o Indirect: Accounts in which you have a beneficial interest (see definition below), and that are registered in another person's name. This includes members of your household (e.g., spouse, partner, minor children, etc.).

          o    Club: You are a member of an investment club.

          o Advised: You have another arrangement where you give advice and also have a direct or indirect ownership.

          o Managed: You have no discretion over the investments in the account.

4.   Sign and date the form in Section 3.

5. Return pages 29 and 30 to Personal Trade Compliance (H26/1880) within 5 business days.

ADDITIONAL INFORMATION

o You must complete and return this form even if you have no accounts or holdings to disclose.

o Brokerage accounts: You must disclose all brokerage accounts you own or in which you have a beneficial interest. This includes Ameriprise Brokerage and accounts held with any other broker.

o Mutual Funds: You must disclose all proprietary (RiverSource) and non-proprietary (non- RiverSource) Mutual Funds held direct-at-fund, including variable annuities and variable life insurance.

o 401(k)s: Reporting is required for any 401(k), 403(b), or employer-sponsored incentive savings plan held by the Associated Person. For a 401(k) held by a spouse/partner (who is not also associated with Ameriprise), report all holdings excluding non-proprietary funds.

o Beneficial Interest: You must disclose accounts in which you have a beneficial interest. This includes accounts held in the name of you, your spouse/partner, or any financially dependent member of your household. Additionally, beneficial interest extends to the following types of accounts if you, your spouse/partner or financially dependent member of your household:

          o Is a trustee or custodian for an account (e.g., for a child or parent)

          o Exercises discretion over an account via a power of attorney arrangement, as an executor of an estate after death, or through providing investment advice for compensation

          o    Owns an IRA

          o    Participates in an investment club

          o Has another arrangement substantially equivalent to direct or indirect ownership.

     NOTE: If none of the above beneficial interest situations apply and you are solely the beneficiary on an account, you do not need to disclose that account.

For questions about securities that you are responsible for disclosing, see pages 14-15 of the Investment Adviser Code of Ethics.

              Initial Personal Account and Holdings Disclosure Form
                              Retail Access Persons

------------------------------------------- ------------------------------------
Name:                                       Social Security #:
------------------------------------------- ------------------------------------
ID Number:                                  Routing or Area Office #:
------------------------------------------- ------------------------------------

Section 1

Do you or any members of your household have any brokerage or Mutual Fund account(s) (including Ameriprise Brokerage accounts) in which you have a direct or indirect beneficial interest, advise for others, have managed by another person(s), or participate in as a member of an investment club?

[ ] YES If yes, complete Section 2 listing all accounts including Ameriprise Brokerage, Schwab or Merrill Lynch and all holdings within those accounts. Then complete Section 3.

[ ] NO If you do not have accounts but you have holdings to report please fill out Sections 2 and 3. If you have no accounts and no holdings to report, please complete Section 3.

Section 2

                             ACCOUNT/HOLDINGS DETAIL

o    Please complete all columns.

o Initial page 30 if submitting electronically; sign page 30 if submitting a hard copy.

o If submitting electronically, please send via e-mail to personal.trading@ampf.com.

o If submitting a hard copy, please send to Personal Trade Compliance, H26/1880.

o    Please return this form to Personal Trade Compliance within 5 days.

------------------------------- ----------------------------- --------------------- ----------------------------- ---------------
Brokerage Firm Name or             Security Description:            Account         Ownership Type /  SSN         Quantity
Institution Name where          Name or ticker symbol                Number         (D, I, C, A, M)*              Shares or
securities are held. If         (or CUSIP) of Security                              NOTE: Only input the Social   amount
securities are not held in an                                                       Security number if different
account, input  N/A                                                                 from your own
------------------------------- ----------------------------- --------------------- ----------------------------- ---------------
------------------------------- ----------------------------- --------------------- ----------------------------- ---------------

------------------------------- ----------------------------- --------------------- ----------------------------- ---------------

------------------------------- ----------------------------- --------------------- ----------------------------- ---------------

------------------------------- ----------------------------- --------------------- ----------------------------- ---------------

------------------------------- ----------------------------- --------------------- ----------------------------- ---------------

------------------------------- ----------------------------- --------------------- ----------------------------- ---------------

------------------------------- ----------------------------- --------------------- ----------------------------- ---------------

------------------------------- ----------------------------- --------------------- ----------------------------- ---------------

------------------------------- ----------------------------- --------------------- ----------------------------- ---------------

* D = Direct; I = Indirect; C = Club; A = Advised; M = Managed. For Ownership Type definitions, see page 28

If more space is needed, attach the additional information on a separate page. Please sign and date any attached sheets.

Section 3

By signing this document, I am certifying that:

o The accounts listed above are the only accounts in which I have a direct or indirect beneficial interest at this time.

o I understand that failure to completely disclose all of my brokerage accounts and Mutual Fund accounts to Personal Trade Compliance may result in sanctions, which could lead to termination.

o If I have one or more managed accounts, I do not have trading discretion for the accounts.

o If at anytime I plan to begin trading individual securities in a brokerage account, I will inform Personal Trade Compliance prior to the first trade by sending a Lotus Note to Personal Trading.

o I have made arrangements with those firms to have duplicate confirmations and statements for any brokerage activity conducted to be sent to Ameriprise Financial Inc. I have done this by informing Personal Trade Compliance in writing about the account so a letter authorizing duplicate confirmations and statements can be sent to my broker. Note: We suggest that you check in with your brokerage firm semi-annually to ensure they are continuing to send Ameriprise Financial Inc. duplicate confirmations and statements.

o I understand that failure to completely disclose all of my security holdings to Personal Trade Compliance or failure to complete this form by the required due date may result in sanctions, which could include termination.

o    I will not participate in market timing of any Mutual Fund.

o If I open any new brokerage accounts I will notify Personal Trade Compliance in writing by filling out a 407 Notification form before the first trade is conducted.

o The securities listed above are the holdings I have at this time. I understand that failure to completely disclose all of my holdings to Personal Trade Compliance may result in sanctions, which could include termination.

o I have read and understand the Ameriprise Financial Insider Trading Policy and Investment Adviser Code of Ethics document and will abide by them.

-----------------------------------------                     ------------------
Signature                                                     Date

                 Return to: Personal Trade Compliance-- H26/1880

                          407 Notification Form Process

On the following page is the 407 Notification Form that you are required to complete for brokerage accounts in which you or an immediate family member holds a beneficial interest. (see page 7).

Please be sure to:

o Fill out the broker information section - with the a full US Postal System mailing address

o Fill out the associated person information section. Be sure to include family members' information if applicable

o Please send the form to Personal Trade Compliance H26/1880 no later than 5 days after receiving this packet.

The Personal Trade team will generate an authorization letter within 48 business hours of receipt of the form. The letter serves as notification to the external brokerage firm to send duplicate confirmations and statements of activity occurring in your account to our office.

Reminder:  Please submit this form prior to any trading

If you have questions, please send a Lotus Note addressed to: Personal Trading or contact the Personal Trade Hotline at 612-671-5196.

                              407 Notification Form

Date:   ____________________

Brokerage Firm Name & Address:

-------------------------------------

-------------------------------------

-------------------------------------

-------------------------------------

Associated Person's Information:

Associated Person's  Name: _______________________________

        Name on Account:____________________________________
        (if different than access person's name i.e. spouse, child, trustee)

Account #:___________________________________________
(if not established, write "NEW"):

Associated Person's Social Security #:________________________

Other individuals' SSN#s:______________________________
(i.e. spouse, child, trustee if applicable):

Associated Person's ID #: _________________________________

Associated Person's  Field Office Routing:_____________________
(You will receive a copy of the 407 letter for your records)

NOTE: In order to expedite the process, all of the above applicable lines must be completed before submitting.

Send the form to Personal Trade Compliance H26/1875.

                     Investment Club Client Disclosure Form

I was a member of the ____________________________ Investment Club before
                                 (club name)

becoming  a client of Ameriprise Financial, Inc. or its affiliates. I understand that ___________________________________ is a financial advisor with
           (Financial Advisor name)

Ameriprise Financial Services, but is not acting in his/her capacity as a financial advisor with Ameriprise Financial Services through his/her participation in this club.


I also understand Ameriprise Financial, Inc. and its affiliates do not endorse,

approve, or guarantee any activity undertaken by this club. Furthermore, I understand Ameriprise Financial, Inc. and its affiliates are not responsible for this club's investment performance, investment results, and/or any other direct or indirect financial impact to me as a result of my participation in this club.

----------------------------------------             --------------
Client signature                                     Date

----------------------------------------             --------------
Financial Advisor signature                          Date

Send to Personal Trade Compliance - H26/1880.